EXHIBIT 10(t)

                                CREDIT AGREEMENT

                            DATED AS OF MAY 20, 2002

                                 BY AND BETWEEN

                          AMERICAN MEDICAL ALERT CORP.

                                       AND

                              THE BANK OF NEW YORK




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                                TABLE OF CONTENTS


ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS....................................1

   SECTION 1.01   DEFINITIONS..................................................1
   SECTION 1.02   TERMS GENERALLY.............................................13


ARTICLE II LOANS..............................................................14

   SECTION 2.01  REVOLVING CREDIT LOANS.......................................14
   SECTION 2.02  REVOLVING CREDIT NOTE........................................15
   SECTION 2.03  TERM LOAN....................................................15
   SECTION 2.04  TERM NOTE....................................................15


ARTICLE III PROVISIONS RELATING TO ALL EXTENSIONS OF
   CREDIT; FEES AND PAYMENTS..................................................16

   SECTION 3.01  INTEREST RATE; CONTINUATION AND CONVERSION OF LOANS..........16
   SECTION 3.02  USE OF PROCEEDS..............................................18
   SECTION 3.03  PREPAYMENTS..................................................18
   SECTION 3.04  FEES.........................................................19
   SECTION 3.05  INABILITY TO DETERMINE INTEREST RATE.........................19
   SECTION 3.06  ILLEGALITY...................................................19
   SECTION 3.07  INCREASED COSTS..............................................20
   SECTION 3.08  INDEMNITY....................................................21
   SECTION 3.09  TAXES........................................................21
   SECTION 3.10  PAYMENTS.....................................................22
   SECTION 3.11  DISBURSEMENT OF LOANS........................................22


ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................22

   SECTION 4.01  ORGANIZATION, POWERS.........................................22
   SECTION 4.02  AUTHORIZATION OF BORROWING, ENFORCEABLE OBLIGATIONS..........23
   SECTION 4.03  FINANCIAL CONDITION..........................................23
   SECTION 4.04  TAXES........................................................24
   SECTION 4.05  TITLE TO PROPERTIES..........................................24
   SECTION 4.06  LITIGATION...................................................24
   SECTION 4.07  AGREEMENTS...................................................24
   SECTION 4.08  COMPLIANCE WITH ERISA........................................25


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   SECTION 4.09  FEDERAL RESERVE REGULATIONS; USE OF PROCEEDS.................25
   SECTION 4.10  APPROVAL.....................................................25
   SECTION 4.11  SUBSIDIARIES.................................................26
   SECTION 4.12  HAZARDOUS MATERIALS..........................................26
   SECTION 4.13  INVESTMENT COMPANY ACT.......................................26
   SECTION 4.14  NO DEFAULT...................................................26
   SECTION 4.15  MATERIAL CONTRACTS...........................................26
   SECTION 4.16  PERMITS AND LICENSES.........................................26
   SECTION 4.17  COMPLIANCE WITH LAW..........................................26
   SECTION 4.18  SECURITY DOCUMENTS...........................................27
   SECTION 4.19  GOVERNMENT CONSENTS; MEDICAID................................27
   SECTION 4.20  DISCLOSURE...................................................28


ARTICLE V CONDITIONS OF LENDING...............................................28

   SECTION 5.01  CONDITIONS TO LOANS..........................................28
   SECTION 5.02  CONDITIONS TO ALL EXTENSIONS OF CREDIT.......................30


ARTICLE VI AFFIRMATIVE COVENANTS..............................................31

   SECTION 6.01  EXISTENCE, PROPERTIES, INSURANCE.............................31
   SECTION 6.02  PAYMENT OF INDEBTEDNESS AND TAXES............................31
   SECTION 6.03  FINANCIAL STATEMENTS, REPORTS, ETC...........................32
   SECTION 6.04  BOOKS AND RECORDS; ACCESS TO PREMISES........................33
   SECTION 6.05  NOTICE OF ADVERSE CHANGE.....................................34
   SECTION 6.06  NOTICE OF DEFAULT............................................34
   SECTION 6.07  NOTICE OF LITIGATION.........................................34
   SECTION 6.08  NOTICE OF DEFAULT IN OTHER AGREEMENTS........................34
   SECTION 6.09  NOTICE OF ERISA EVENT........................................35
   SECTION 6.10  NOTICE OF ENVIRONMENTAL LAW VIOLATIONS.......................35
   SECTION 6.11  NOTICE REGARDING MATERIAL CONTRACTS..........................35
   SECTION 6.12  COMPLIANCE WITH APPLICABLE LAWS..............................35
   SECTION 6.13  AFFILIATES...................................................36
   SECTION 6.14  ENVIRONMENTAL LAWS...........................................36


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ARTICLE VII NEGATIVE COVENANTS................................................36

   SECTION 7.01  LIENS........................................................36
   SECTION 7.02  INDEBTEDNESS.................................................37
   SECTION 7.03  GUARANTIES...................................................38
   SECTION 7.04  SALE OF ASSETS...............................................39
   SECTION 7.05  SALES OF RECEIVABLES.........................................39
   SECTION 7.06  LOANS AND INVESTMENTS........................................39
   SECTION 7.07  NATURE OF BUSINESS...........................................39
   SECTION 7.08  SALE AND LEASEBACK...........................................39
   SECTION 7.09  FEDERAL RESERVE REGULATIONS..................................39
   SECTION 7.10  ACCOUNTING POLICIES AND PROCEDURES...........................40
   SECTION 7.11  HAZARDOUS MATERIALS..........................................40
   SECTION 7.12  LIMITATIONS ON FUNDAMENTAL CHANGES...........................40
   SECTION 7.13  FINANCIAL COVENANTS..........................................40
   SECTION 7.14  SUBORDINATED DEBT............................................40
   SECTION 7.15  DIVIDENDS....................................................41
   SECTION 7.16  TRANSACTIONS WITH AFFILIATES.................................41
   SECTION 7.17  IMPAIRMENT OF SECURITY INTEREST..............................41


ARTICLE VIII EVENTS OF DEFAULT................................................41

   SECTION 8.01  EVENTS OF DEFAULT............................................41


ARTICLE IX MISCELLANEOUS......................................................44

   SECTION 9.01  NOTICES......................................................44
   SECTION 9.02  EFFECTIVENESS; SURVIVAL......................................45
   SECTION 9.03  EXPENSES.....................................................45
   SECTION 9.04  SUCCESSORS AND ASSIGNS; PARTICIPATIONS.......................45
   SECTION 9.05  NO WAIVER; CUMULATIVE REMEDIES...............................46
   SECTION 9.06  APPLICABLE LAW...............................................46
   SECTION 9.07  SUBMISSION TO JURISDICTION...................................46
   SECTION 9.08  SEVERABILITY.................................................47
   SECTION 9.09  RIGHT OF SETOFF..............................................47
   SECTION 9.10  HEADINGS.....................................................47
   SECTION 9.11  CONSTRUCTION.................................................47
   SECTION 9.12  COUNTERPARTS.................................................48




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SCHEDULES

Schedule I                 -        Subsidiaries
Schedule II                -        Existing Liens
Schedule III               -        Existing Indebtedness
Schedule IV                -        Existing Guarantees
Schedule V                 -        Material Contracts
Schedule VI                -        Governmental Consents
Schedule VII               -        Affiliate Transactions

EXHIBITS

Exhibit A                  -        Form of Revolving Credit Note
Exhibit B                  -        Form of Term Note
Exhibit C                  -        Form of Security Agreement
Exhibit D                  -        Form of Corporate Guaranty
Exhibit E                  -        Form of Borrowing Base Certificate
Exhibit F                  -        Form of Opinion of Counsel















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     CREDIT  AGREEMENT dated as of May 20, 2002, by and between AMERICAN MEDICAL
ALERT CORP., a New York corporation (the "Company") and THE BANK OF NEW YORK, a New York banking corporation (the "Lender").


                                    RECITALS

     The Company has requested the Lender to extend credit to the Company from time to time and the Lender is willing to extend such credit to the Company, subject to the terms and conditions hereinafter set forth.

     Accordingly, the parties hereto agree as follows:


                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. DEFINITIONS. As used herein, the following words and terms shall have the following meanings:

     "Adjusted Libor Loans" shall mean Revolving Credit Loans at such time as they are made and/or being maintained at a rate of interest based upon Reserve Adjusted Libor.

     "Affiliate" shall mean, with respect to a specified Person, another Person which, directly or indirectly, controls or is controlled by or is under common control with such specified Person. For the purpose of this definition, "control" of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities, by contract or otherwise; provided that, in any event, any Person who owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interest of any Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     "Aggregate Outstandings" shall mean, on the date of determination thereof, the aggregate outstanding principal amount of all Revolving Credit Loans at such time.

     "Agreement" shall mean this Credit Agreement, dated as of May 20, 2002, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time.

     "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate as in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Lender shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Lender to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Alternate Base Rate Loans" shall mean Loans at such times as they are being made and/or maintained at a rate of interest based on the Alternate Base Rate.

     "Applicable Margin" shall mean (a) 3.00% per annum with respect to Revolving Credit Loans which are Adjusted Libor Loans and .50% per annum with respect to Revolving Credit Loans which are Alternate Base Rate Loans and (b) 3.50% with respect to the Term Loan or any portion thereof which is an Adjusted Libor Loan and 1.00% per annum with respect to the Term Loan or any portion thereof which is an Alternate Base Rate Loan..

     "Borrowing Base" shall mean an amount equal to eighty percent (80%) of the Net Amount of all Eligible Receivables, provided, however the Lender may decrease such percentage at any time and from time to time in its sole discretion. Any such revision to the advance rate shall become effective five
(5) Business Days after notice of such change is delivered to the Company, unless a Default or an Event of Default is then existing, in which case, such revision shall be effective immediately upon delivery of such notice.

     "Borrowing Base Certificate" shall mean the Borrowing Base Certificate in the form set forth as Exhibit E attached hereto.

     "Borrowing Date" shall mean, with respect to any Loan, the date on which such Loan is disbursed to the Company.

     "Business Day" shall mean (a) any day not a Saturday, Sunday or legal holiday, on which banks in New York City are open for business and (b) as it relates to the payment, determination, funding or notice to be made or given in connection with any Adjusted Libor Loan, any day specified in clause (a) on which trading is carried on by and between banks in Dollar deposits in the London interbank eurodollar market.

     "Capital Lease" shall mean any lease the obligations of which are required to be capitalized on the balance sheet of a Person in accordance with Generally Accepted Accounting Principles.

     "Change of Control" shall mean any event which results in (i) any Person, or two or more Persons acting in concert, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (or other securities convertible into such securities)


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

representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors; or (ii) during any period of up to 12 consecutive months, individuals who at the beginning of such 12-month period were directors of the Company, ceasing for any reason to constitute a majority of the Board of Directors of the Company; or (iii) any Person, or two or more Persons acting in concert, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will results in its or their acquisition of, or control over, securities of the Company (or securities convertible into such securities) representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors.

     "Chief Financial Officer" shall mean the Chief Financial Officer of the Company or, in the absence of such officership, the Controller of the Company.

     "Closing Date" shall mean May 20, 2002.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Consolidated" shall mean, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a consistent basis for the Company and the Corporate Guarantors.

     "Consolidated Capital Expenditures" shall mean additions to property and equipment of the Company which, in conformity with Generally Accepted Accounting Principles, are included as "additions to property, plant or equipment" or similar items which would be reflected in the consolidated statement of cash flow of the Company, including without limitation, property and equipment which are the subject of Capital Leases.

     "Consolidated Current Portion of Long Term Debt" shall mean the portion of any Indebtedness (other than Subordinated Debt) that is classified as the current portion of long term debt on the consolidated financial statements of the Company and the Corporate Guarantors, in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Consolidated Dividends" shall mean, for any period, the sum of all dividends and other distributions to shareholders made by the Company determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Consolidated EBITDA" shall mean for any period, the Consolidated Net Income (or net loss) for such period, plus the sum, without duplication, of (a) gross interest expense, (b) depreciation and amortization expenses and (c) all income taxes to any government or governmental instrumentality expensed on the Company's and any Corporate Guarantor's books (whether paid or accrued) minus all extraordinary or unusual gains, in each case, determined on a consolidated basis for the Company and the Corporate Guarantors in accordance with Generally Accepted Accounting Principles applied on a consistent basis. All of the foregoing categories


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

shall be calculated (without duplication) over the four fiscal quarters next preceding the date of calculation thereof.

     "Consolidated Fixed Charge Coverage Ratio" shall mean, on the date of determination, the ratio of (a) Consolidated EBITDA to (b) the sum of (i) the Consolidated Current Portion of Long Term Debt as of the date of calculation, plus (ii) Consolidated Interest Expense (excluding Subordinated Debt) for the four fiscal quarters then ending, plus (iii) Consolidated Dividends for the four fiscal quarters then ending, plus (iv) Consolidated Capital Expenditures which are not financed with the proceeds from any Indebtedness for the four fiscal quarters then ending.

     "Consolidated  Funded  Debt"  shall  mean  Consolidated   Indebtedness  for
borrowed money having an original maturity of one year or more, including the current portion thereof.

     "Consolidated Interest Expense" shall mean Consolidated interest expense determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Consolidated Net Income" shall mean, for any period, the Consolidated net income (or net loss) for such period determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Commitments" shall mean, collectively, the Revolving Credit Commitment and the Term Loan Commitment.

     "Company" shall have the meaning set forth in the preamble hereto.

     "Corporate Guarantors" shall mean, collectively, HCI Acquisition Corp., a New York corporation, Safe Com Inc., a New York corporation, and each Person who, from time to time, is required to execute a Corporate Guaranty in accordance with Section 6.13.

     "Corporate Guaranty" shall mean a Corporate Guaranty in the form attached hereto as Exhibit D-2 to be executed by each Corporate Guarantor and by any Person who may be required to execute and deliver the same pursuant to Section 6.13, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

     "Credit Party" shall mean, individually, the Company and each Corporate Guarantor. "Credit Parties" shall mean, collectively, the Company and the Corporate Guarantors.

     "Customer" shall mean and include the account debtor or obligor with respect to any Receivable.

     "Default" shall mean any condition or event which upon notice, lapse of time or both would constitute an Event of Default.

     "Dollar" and the symbol "$" shall mean lawful money of the United States of America.



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

     "Eligible Investments" shall mean (a) direct obligations of the United States of America or any governmental agency thereof which are fully guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; or (b) dollar denominated certificates of time deposit maturing within one year issued by any bank organized and existing under the laws of the United States or any state thereof and having aggregate capital and surplus in excess of $1,000,000,000; or (c) money market mutual funds having assets in excess of $2,500,000,000; or (d) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively; or
(e) tax exempt securities of a U.S. issuer rated A or better by Standard and Poor's Ratings Services or Moody's Investors Service, Inc.

     "Eligible Receivables" shall mean Receivables created by the Credit Parties in the ordinary course of their respective businesses arising out of the sale or lease of goods or rendition of services by the Credit Parties (or created by independent contractors of the Credit Parties selling or leasing such goods or rendering such services and acquired by the Credit Parties free and clear of any rights of such independent contractors (each such independent contractor an "Eligible Independent Contractor" which are and at all times shall continue to be acceptable to the Lender in all respects. In general, without limiting the foregoing, a Receivable shall in no event be deemed to be an Eligible Receivable unless: (a) all payments due on the Receivable have been invoiced and the underlying goods shipped or services performed, as the case may be, (except those Receivables which are billed by the Credit Parties, in advance, for a period not in excess of three months, or with respect to HCI Acquisition Corp. not in excess of six (6) months; provided the aggregate amount of such receivables of HCI Acquisition Corp. included in Eligible Receivables shall not exceed $100,000); (b) not more than (i) one hundred twenty (120) days, with respect to Medicaid Receivables and (ii) ninety (90) days, with respect to any other Receivables, have elapsed from the invoice date; (c) the payments due on more than 50% of all Receivables (other than Receivables from any Medicaid program) from the same Customer are not more than ninety (90) days past due from the invoice date; (d) the Receivable arose from a completed and bona fide transaction (and with respect to a sale of goods, a transaction in which title has passed to the Customer) which requires no further act under any circumstances on the part of the applicable Credit Party in order to cause such Receivable to be payable in full by the Customer; (e) the Receivable is in full conformity with the representations and warranties made by the Credit Parties to the Lender with respect thereto and is free and clear of all security interests and Liens of any nature whatsoever other than any security interest deemed to be held by the Credit Parties or any security interest created pursuant to the Security Documents or permitted by Section 7.01 hereof; (f) the Receivable (other than Medicaid Receivables) constitutes an "account" or "chattel paper" within the meaning of the Uniform Commercial Code of the state in which the Receivable is located; (g) the Customer has not asserted that the Receivable, and the applicable Credit Party is not aware that the Receivable, arises out of a bill and hold, consignment or progress billing arrangement or is subject to any setoff, contras, net-out contract, offset, deduction, dispute,



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

credit, counterclaim or other defense arising out of the transactions represented by the Receivables or independently thereof provided, however, in the event of any such setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense, only that portion of the Receivables subject to the foregoing shall be excluded in determining the amount of the Receivable and such Receivable shall constitute an Eligible Receivable provided it otherwise meets the requirements of Eligible Receivables herein, and, to the extent arising from the sale of goods, the Customer has finally accepted the goods from the sale out of which the Receivable arose and has not objected to its liability thereon or returned, rejected or repossessed any of such goods, except for complaints made or goods returned in the ordinary course of business for which, in the case of goods returned, goods of equal or greater value have been shipped in return; (h) the Receivable arose in the ordinary course of business of the Credit Parties or an Eligible Independent Contractor;
(i) the Customer is not (x) the United States government or the government of any state or political subdivision thereof or therein, or any agency or department of any thereof or any foreign government (other than Medicaid programs in the states of Colorado, Georgia, Illinois, Nevada, New York and Virginia and such other Medicaid programs in other states, provided that the Credit Parties shall give the Lender prior written notice thereof) unless there has been compliance to the satisfaction of the Lender with the Federal Assignment of Claims Act or similar state or foreign statutes, if any, or (y) an Affiliate of any Credit Party or any subsidiary of any thereof; (j) such Receivable is from a Customer which is a United States person or an obligor in the United States; (k) the Receivable complies with all requirements of all applicable laws and regulations, whether Federal, state or local (including, without limitation, usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy); (1) the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the Customer enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles; (m) the Receivable is denominated in and provides for payment by the Customer in U.S. dollars; (n) the Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with Generally Accepted Accounting Principles or the customary business practices of the Credit Parties; (o) the Lender possesses a valid, perfected first priority security interest in such Receivable as security for payment of the Obligations (p) with respect to any Receivable from any Medicaid program, the prospect of payment thereof by the applicable state agency is not deemed impaired in any material respect (whether due to insufficient funding or otherwise); and (q) the Lender is reasonably satisfied with the credit standing of the Customer in relation to the amount of credit extended.

     Notwithstanding anything to the contrary, standards of eligibility may be fixed and revised from time to time solely by the Lender in the Lender's exclusive judgment. Any such revision to the above definition would become effective five (5) Business Days after notice of such change is delivered to the Company unless a Default or Event of Default shall have occurred and is then existing, in which case such amendment shall be effective immediately upon delivery of such notice.

     "Environmental Law" shall mean any law, ordinance, rule, regulation, or policy having the force of law of any Governmental Authority relating to pollution or protection of the environment or to the use, handling, transportation, treatment, storage, disposal, release or



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

discharge of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.) and the rules and regulations promulgated pursuant thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or any Affiliate of the Company would be deemed to be a member of the same "controlled group" within the meaning of
Section 414(b), (c), (m) or (o) of the Code.

     "Eurocurrency Reserve Requirement" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves, under any regulations of the Board of Governors of the Federal Reserve System or any other governmental authority having jurisdiction with respect thereto) as from time to time in effect, dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a bank. For purposes hereof each Adjusted Libor Loan shall be deemed to constitute a "Eurocurrency liability" as defined in Regulation D, and subject to the reserve requirements of Regulation D, without benefit of credit or proration, exemptions or offsets which might otherwise be available to the Lender from time to time under Regulation D.

     "Event of Default" shall have the meaning set forth in Article VIII.

     "Executive Officer" shall mean any of the President, the Chief Executive Officer, Chief Financial Officer or the Secretary of the Company or any Corporate Guarantor, as applicable, and their respective successors, if any, designated by the board of directors thereof.

     "Existing Indebtedness" shall mean the Company's and its Subsidiaries' outstanding indebtedness owing to Citibank, N.A.

     "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal fund brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three Federal fund brokers of recognized standing selected by the Lender.

     "Generally Accepted Accounting Principles" shall mean those generally accepted accounting principles in the United States of America, as in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state, province, city or municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, provincial, territorial, local or foreign.

     "Guaranties" shall mean the Corporate Guaranties, as each may be amended, restated, supplemented or otherwise modified, from time to time.

     "Guarantors" shall mean the Corporate Guarantors.

     "Hazardous Materials" shall mean any explosives, radioactive materials, or other materials, wastes, substances, or chemicals regulated as toxic hazardous or as a pollutant, contaminant or waste under any applicable Environmental Law.

     "Indebtedness" shall mean, without duplication, as to any Person or Persons
(a) indebtedness for borrowed money; (b) indebtedness for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices); (c) indebtedness evidenced by bonds, debentures, term notes or other similar instruments; (d) obligations and liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (e) obligations and liabilities otherwise constituting Indebtedness directly or indirectly guaranteed by such Person; (f) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person; (g) obligations of such Person as lessee under Capital Leases; (h) net liabilities of such Person under foreign currency exchange agreements, as calculated in accordance with accepted practice; (i) all obligations of such Person in respect of bankers' acceptance; (j) all obligations, contingent or otherwise of such Person as an account party or applicant in respect of letters of credit; and (k) liabilities in respect of any obligation to repurchase warrants issued by the Company to the extent such liabilities are required to be included as a liability on a balance sheet prepared in accordance with Generally Accepted Accounting Principles.

     "Interest Payment Date" shall mean (a) as to each Alternate Base Rate Loan, the first day of each calendar month during the term hereof; and (b) as to each Adjusted Libor Loan, with respect to which the Company has selected an Interest Period, the last day of the Interest Period applicable thereto; and (c) as to any Loan, the date such Loan is paid in full or in part.

     "Interest Period" shall mean with respect to any Adjusted Libor Loan:

          (a) initially, the period commencing on the date such Adjusted Libor Loan is made and ending one, two or three month thereafter, as selected by the Company in its notice of borrowing or in its notice of conversion from an Alternate Base Rate Loan to an Adjusted Libor Loan, provided, in each case, in accordance with the terms of Articles II and III hereof; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Adjusted Libor Loan and ending one, two or three months thereafter, as selected by the Company by irrevocable written notice to the Lender not later than 11:00 a.m. New York, New York time three Business Days prior to the last day of the then current Interest Period with respect to such Adjusted Libor Loan; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) if the Company shall fail to give notice as provided in clause (b) above, the Company shall be deemed to have requested conversion of the affected Adjusted Libor Loan to an Alternate Base Rate Loan on the last day of the then current Interest Period with respect to such Adjusted Libor Loan;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) no more than eight (8) Interest Periods may exist at any one time.

     "Lender" shall have the meaning set forth in the preamble hereto.

     "Lien" shall mean any lien (statutory or otherwise), security interest, mortgage, deed of trust, pledge, charge, conditional sale, title retention agreement, Capital Lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

     "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Security Documents, the Guaranties, and each other agreement executed in connection with the transactions contemplated hereby or thereby, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

     "Loans" shall mean, collectively, the Revolving Credit Loans and the Term Loan.

     "Material Adverse Effect" shall mean a material adverse effect upon (a) the business, operations, property, prospects or condition (financial or otherwise) of the Company and the Corporate Guarantors, taken as a whole, or (b) the ability of the Company or the Corporate Guarantor to perform in any material respect any obligations under any Loan Document to which it is a party.

     "Material Contract" shall mean each contract, instrument or agreement to which the Company or any Corporate Guarantor is a party which is material to the business, operations or condition (financial or otherwise), performance, prospects, or properties of the Company and Corporate Guarantors taken as a whole.

     "Maturity Date" shall mean June 1, 2007.

     "Net Amount" shall mean and include, the gross amount of Eligible Receivables at such time less (i) sales, excise or similar taxes and (ii) returns, discounts, claims, credit and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

     "Notes" shall mean, collectively, the Revolving Credit Note and the Term Note.

     "Obligations" shall mean all obligations, liabilities and indebtedness of the Company to the Lender, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, other than obligations, liabilities and indebtedness acquired by assignment from third parties, but including without limitation, all obligations, liabilities and indebtedness of the Company arising under or relating to this Agreement, the Notes or any other Loan Document, which shall include, without limitation, all obligations, liabilities and indebtedness of the Company with respect to the principal of and interest on the Loans, and all fees, costs, expenses and indemnity obligations of the Company hereunder, or under any other Loan Document.

     "Payment Office" shall mean the Lender's office located at 1401 Franklin Avenue, Garden City, New York 11530 or such other office as the Lender may designate from time to time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

     "Permitted Acquisitions" shall mean any acquisition (whether by merger or otherwise) by the Company or any Corporate Guarantor of more than 50% of the outstanding capital stock, membership interests, partnership interests or other similar ownership interests of a Person which is engaged in a line of business similar to the business of the Company or such Corporate Guarantor (or reasonable extensions thereof) or the purchase of all or substantially all of the assets owned by such Person; provided (a) the Lender shall have received, within ten (10) Business Days of the closing of such Permitted Acquisition, (i) a duly executed Guaranty and Security Agreement of any new Subsidiary, along with such other documents and agreements required to be delivered to the Lender pursuant to Section 6.13 hereof; (b) the Lender shall have received evidence reasonably satisfactory to it that the shares or other interests in the Person, or the assets of the Person, which is the subject of the Permitted Acquisition are, or will be promptly following the closing of such Permitted Acquisition, free and clear of all Liens, except Permitted Liens, including, without limitation, with respect to the acquisition of shares or other equity interests, free of any restrictions on transfer other than restrictions applicable to the sale of securities under federal and state securities laws and regulations generally;
(c) the Lender shall have received not less than five (5) Business Days preceding the closing of such Permitted Acquisition, the documentation governing the proposed acquisition, including, without limitation, the purchase agreement with respect thereto, together with such other additional documentation or information with respect to the proposed acquisition as the Lender may reasonably require; (d) no Default or Event of Default shall have occurred and be continuing immediately prior to or would occur after giving effect to the acquisition on a pro forma basis; (e) the Lender shall have received projections and pro forma financial statements showing that, after giving effect to such acquisition, no Default or Event of Default shall have occurred; (f) the acquisition has either (i) been approved by the Board of Directors or other governing body of the Person which is the subject of the acquisition or (ii) been recommended for approval by the Board of Directors or other governing body of such Person to the shareholders or other members of such Person and subsequently approved by the shareholders or such members if shareholder or such member approval is required under applicable law or the by-laws, certificate of incorporation or other governing instruments of such Person; and (g) prior to the closing of any such acquisition, the Company shall have delivered to the Lender evidence that, on a pro forma basis, the Company and the Corporate Guarantors, on a Consolidated basis, will be in compliance with the financial condition covenants of Section 7.13 hereof upon completion of such acquisition.

     "Permitted Liens" shall mean the Liens specified in clauses (a) through (h) of Section 7.01.

     "Person"  shall mean any natural  person,  corporation,  limited  liability
company,   limited  liability   partnership,   business  trust,  joint  venture,
association, company, partnership or Governmental Authority.

     "Plan" shall mean any  multi-employer  or  single-employer  plan defined in
Section 4001 of ERISA, which covers, or at any time during the five calendar years preceding the date of this Agreement covered, employees of the Company, any Corporate Guarantor or an ERISA Affiliate on account of such employees' employment by the Company, any Corporate Guarantor or an ERISA Affiliate.

     "Prime Rate" shall mean the rate per annum announced by the Lender from time to time as its prime rate in effect at its principal office, each change in the Prime Rate shall be effective on the date such change is announced to become effective.

     "Receivables" shall mean any and all rights of the Credit Parties to payment for goods sold or leased or for services rendered, (or in the case of advanced billing, services to be rendered or goods to be sold or leased in the succeeding three months or, with respect to HCI Acquisition Corp. only the succeeding six months), including accounts, contract rights, general intangibles and any such right evidenced by chattel paper, instruments or documents.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30 day notice requirement has not been waived by the PBGC.

     "Reserve Adjusted Libor" shall mean, with respect to the Interest Period pertaining to an Adjusted Libor Loan, a rate per annum equal to the product (rounded upwards to the next higher 1/16 of one percent) of (a) the annual rate of the interest at which Dollar deposits of an amount comparable to the amount of such Loan and for a period equal to the Interest Period applicable thereto are offered to the Lender in immediately available funds in the London interbank market for eurodollars at approximately 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Interest Period, multiplied by
(b) the Eurocurrency Reserve Requirement.

     "Revolving Credit Commitment" shall mean the Lender's obligation to make Revolving Credit Loans to the Company in an aggregate amount not to exceed $1,500,000, as such amount may be adjusted in accordance with the terms of this Agreement.

     "Revolving Credit Commitment Period" shall mean the period from and including the Closing Date to, but not including, the Revolving Credit
Commitment Termination Date or such earlier date as the Revolving Credit Commitment to extend Revolving Credit Loans shall terminate as provided herein.

     "Revolving Credit Commitment Termination Date" shall mean the third anniversary of the Closing Date.

     "Revolving  Credit  Loans"  shall  have the  meaning  set forth in  Section
2.01(a).

     "Revolving Credit Note" shall have the meaning set forth in Section 2.02.

     "Security Agreements" shall mean, the Security Agreement in the form attached hereto as Exhibit C, to be executed by the Company and each Corporate Guarantor, and thereafter, by any Person who may be required to execute the same pursuant to Section 6.13, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

     "Security Documents" shall mean the Security Agreements and each other collateral security document delivered to the Lender hereunder.

     "Solvent" shall mean with respect to any Person as of the date of determination thereof that (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required on its debts as such debts become absolute and matured, (c) such Person will not have as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature.

     "Subordinated Debt" or "Subordinated Indebtedness" shall mean all debt which is subordinated in right of payment to the prior final and indefeasible payment in full of the obligations of the Company and/or any Corporate Guarantor to the Lender hereunder and under any other Loan Document on terms satisfactory to and approved in writing by the Lender.

     "Subsidiaries" shall mean with respect to any Person any corporation, association or other business entity more than 50% of the voting stock or other ownership interests (including, without limitation, membership interests in a limited liability company) of which is at the time owned or controlled, directly or indirectly, by such Person or one or more of its Subsidiaries or a combination thereof.

     "Taxes" shall have the meaning set forth in Section 3.09.

     "Term Loan" shall have the meaning set forth in Section 2.05.

     "Term Loan Commitment" shall mean the Lender's obligation to make the Term Loan to the Company on the Closing Date, in an amount equal to $1,500,000.

     "Term Note" shall have the meaning set forth in Section 2.04.

     "Total   Commitment"  shall  mean,  at  any  time,  the  aggregate  of  the
Commitments in effect at such time which, initially, shall be $3,000,000.

     "Type" shall mean as to any Loan its status as an Alternate Base Rate Loan or an Adjusted Libor Loan.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

     SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under Generally Accepted Accounting Principles. The term "including" shall not be limited or exclusive, unless specifically indicated to the contrary. The word "will" shall be construed to have the same meaning in effect as the word "shall". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, all of which are by this reference incorporated into this Agreement.

                                   ARTICLE II
                                      LOANS

     SECTION 2.01. REVOLVING CREDIT LOANS. (a) Subject to the terms and conditions hereof, and relying upon the representations and warranties, set forth herein, the Lender agrees to make loans (individually a "Revolving Credit Loan" and, collectively, the "Revolving Credit Loans") to the Company from time to time during the Revolving Credit Commitment Period, up to but not exceeding at any one time outstanding the amount of its Revolving Credit Commitment; provided, however, that no Revolving Credit Loan shall be made if, after giving effect to such Revolving Credit Loan, the Aggregate Outstandings would exceed the lesser of (a) the Revolving Credit Commitment in effect at such time or (b) the then current Borrowing Base. During the Revolving Credit Commitment Period, the Company may from time to time borrow, repay and reborrow hereunder on or after the date hereof and prior to the Revolving Credit Commitment Termination Date, subject to the terms, provisions and limitations set forth herein. The Revolving Credit Loans may be (i) Adjusted Libor Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof.

          (b) The Company shall give the Lender irrevocable written notice (or telephonic notice promptly confirmed in writing) not later than 11:00 a.m., New York, New York time, three Business Days prior to the date of each proposed Adjusted Libor Loan under this Section 2.01 or prior to 11:00 a.m. New York, New York time on the date of each proposed Alternate Base Rate Loan under this
Section 2.01. Such notice shall be irrevocable and shall specify (i) the amount and Type of the proposed borrowing, (ii) the proposed use of the loan proceeds,
(iii) the initial Interest Period if an Adjusted Libor Loan, and (iv) the proposed Borrowing Date. Each borrowing of an Alternate Base Rate Loan shall be in an amount not less than $50,000 or, if greater, whole multiples of $50,000 in excess thereof. Each borrowing of an Adjusted Libor Loan shall be in an amount not less than $100,000 or whole multiples of $100,000 in excess thereof. Funding of all Loans shall be made in accordance with Section 3.11 of this Agreement.

          (c) The Company shall have the right, upon not less than three Business Days' prior written notice to the Lender to terminate the Revolving Credit Commitment or from time to time to permanently reduce the amount of the Revolving Credit Commitment; provided, however, that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstandings at such time would exceed the Revolving Credit Commitment as then reduced; provided, further, that any such termination or reduction requiring prepayment of any Adjusted Libor Loan shall be made only on the last day of the Interest Period with respect thereto or on the date of payment in full of all amounts owing pursuant to Section 3.08 as a result of such termination or reduction. Any such reduction shall be in the amount of $100,000 or whole multiples of $50,000 in excess thereof, and shall reduce permanently the amount of the Revolving Credit Commitment then in effect.

          (d) The agreement of the Lender to make Revolving Credit Loans pursuant to this Section 2.01 shall automatically terminate on the Revolving Credit Commitment Termination Date. Upon such termination, the Company shall immediately repay in full the principal amount of the Revolving Credit Loans then outstanding, together with all accrued interest thereon and all other amounts due and payable hereunder.

     SECTION 2.02. REVOLVING CREDIT NOTE. The Revolving Credit Loans made by the Lender shall be evidenced by a promissory note of the Company (the "Revolving Credit Note"), substantially in the form attached hereto as Exhibit A, appropriately completed, duly executed and delivered on behalf of the Company and payable to the order of the Lender in a principal amount equal to the Revolving Credit Commitment of the Lender. The Revolving Credit Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Commitment Termination Date, and (c) bear interest from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding as provided in Section 3.01. The Lender is authorized to record the date, Type and amount of each Revolving Credit Loan and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan in the Lender's records or on the grid schedule annexed to the Revolving Credit Note; provided, however, that the failure of the Lender to set forth each such Revolving Credit Loan, payment and other information shall not in any manner affect the obligation of the Company to repay each Revolving Credit Loan made by the Lender in accordance with the terms of its Revolving Credit Note and this Agreement. The Revolving Credit Note, the grid schedule and the books and records of the Lender shall constitute conclusive evidence of the information so recorded absent manifest error.

     SECTION 2.03. TERM LOAN. (a) Subject to the terms and conditions hereof, and relying on the representations and warranties set forth herein, the Lender agrees to make a term loan (the "Term Loan") to the Company available in a single drawdown on the Closing Date in an amount not to exceed the Term Loan Commitment. The Company shall give the Lender irrevocable written notice (or telephonic notice promptly confirmed in writing) not later than 11:00 a.m. New York, New York time three Business Days prior to the Closing Date specifying the amount to be borrowed, which shall not exceed the Term Loan Commitment. The Term Loan may be (i) an Adjusted Libor Loan, (ii) an Alternate Base Rate Loan or
(iii) a combination thereof. The Term Loan Commitment shall terminate upon funding of the Term Loan on the Closing Date.

     SECTION 2.04. TERM NOTE. The Term Loan made by the Lender shall be evidenced by a promissory note of the Company, substantially in the form of Exhibit B, with appropriate insertions (the "Term Note") payable to the order of the Lender and representing the obligation of the Company to pay the unpaid principal amount of the Term Loan of the Lender with interest thereon as prescribed in Section 3.01. The Lender is authorized to record the Type and the date and amount of each payment or prepayment of principal thereof in the Lender's records or on the grid schedule annexed to the Term Note; provided, however, that the failure of the Lender to set forth each payment and other information shall not in any manner affect the obligation of the Company to repay the Term Loan in accordance with the terms of the Term Note and this Agreement. The Term Note, the grid schedule and the books and records of the Lender shall constitute conclusive evidence of the information so recorded absent manifest error. The Term Note shall (a) be dated the Closing Date, (b) be stated to mature on the Maturity Date and (c) be payable as to principal in sixty (60) consecutive monthly principal installments of $25,000 each, commencing June 1, 2002, and on the first day of each month thereafter, provided that the final installment on the Maturity Date shall be in an amount equal to the remaining principal amount then outstanding Date. Repayments and prepayments of the Term Loan may not be reborrowed. The Term Note shall bear interest from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 3.01.


                                  ARTICLE III
                PROVISIONS RELATING TO ALL EXTENSIONS OF CREDIT;
                                FEES AND PAYMENTS

     SECTION 3.01. INTEREST RATE; CONTINUATION AND CONVERSION OF LOANS.

          (a) Each Alternate Base Rate Loan shall bear interest for the period from the date thereof on the unpaid principal amount thereof at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

          (b) Each Adjusted Libor Loan shall bear interest for the Interest Period applicable thereto on the unpaid principal amount thereof at a rate per annum equal to the Reserve Adjusted Libor determined for such Interest Period in accordance with the terms hereof plus the Applicable Margin.

          (c) Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount of the Loans (excluding any defaulted payment of principal accruing interest in accordance with clause (d) below), shall, at the option of the Lender, bear interest payable on demand at a rate of interest 2.5% per annum in excess of the interest rate otherwise then in effect.

          (d) If the Company shall default in the payment of the principal of or interest on any portion of any Loan or any other amount becoming due hereunder, whether with respect to interest, fees, expenses or otherwise, the Company shall pay interest on such defaulted amount accruing from the date of such default (without reference to any period of grace) up to and including the date of actual payment (after as well as before judgment) at a rate of 2.5% per annum in excess of the rate otherwise in effect or, if no rate is in effect, 2.5% per annum in excess of the Alternate Base Rate.

          (e) The Company may elect from time to time to convert outstanding Loans from Adjusted Libor Loans to Alternate Base Rate Loans by giving the Lender at least three Business Day's prior irrevocable written notice of such election, provided that any such conversion of Adjusted Libor Loans shall only be made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert outstanding Loans from Alternate Base Rate Loans to Adjusted Libor Loans by giving the Lender irrevocable written notice of such election not later than 11:00 a.m. New York, New York time, three Business Days prior to the date of the proposed conversion. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that each conversion shall be in the principal amount of $100,000 or whole multiples of $100,000 in excess thereof, and further provided that no Default or Event of Default shall have occurred and be continuing. Any conversion to or from Adjusted Libor Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of each Adjusted Libor Loan having the same Interest Period shall not be less than $100,000.

          (f) Any Adjusted Libor Loan in a minimum principal amount of $100,000 may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Company with the notice provisions contained in the definition of Interest Period; provided, that no Adjusted Libor Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the Interest Period in effect when the Lender is notified, or otherwise has actual knowledge, of such Default or Event of Default.

          (g) No Loan which may be funded as an Adjusted Libor Loan may be converted to or continued as an Adjusted Libor Loan with an Interest Period that extends beyond the Revolving Credit Commitment Termination Date, with respect to Revolving Credit Loans, or the Maturity Date, with respect to the Term Loan. If the Company shall fail to select the duration of any Interest Period for any Adjusted Libor Loan in accordance with the definition of "Interest Period" set for in Section 1.01, the Company shall be deemed to have selected an Interest Period of one month.

          (h) Anything in this Agreement or in any Note to the contrary notwithstanding, the obligation of the Company to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be paid to the Lender to the extent that the charging or receipt thereof would not be permissible under the law or laws applicable to the Lender limiting the rates of interest that may be charged or collected by the Lender. In each such event payments of interest required to be paid to the Lender shall be calculated at the highest rate permitted by applicable law until such time as the rates of interest required hereunder may lawfully be charged and collected by the Lender. If the provisions of this Agreement or any Note would at any time otherwise require payment by the Company to the Lender of any amount of interest in excess of the maximum amount then permitted by applicable law, the interest payments to the Lender shall be reduced to the extent necessary so that the Lender shall not receive interest in excess of such maximum amount.

          (i) Interest on each Loan shall be payable in arrears on each Interest Payment Date and shall be calculated on the basis year of 360 days and shall be payable for the actual days elapsed. Any rate of interest on the Loans or other Obligations which is computed on the basis of the Alternate Base Rate shall change when and as the Alternate Base Rate changes in accordance with the definition thereof. Each determination by the Lender of an interest rate or fee hereunder shall, absent manifest error, be conclusive and binding for all purposes.

     SECTION 3.02. USE OF PROCEEDS. The proceeds of the Term Loan shall be used by the Company solely to pay a portion of the Existing Indebtedness on the Closing Date. The proceeds of the Revolving Credit Loans shall be used to pay a portion of the Existing Indebtedness on the Closing Date, for working capital purposes, to finance a portion of the costs of consolidating the Company's facilities, for capital expenditures and for other general corporate needs (other than Permitted Acquisitions).

     SECTION 3.03. PREPAYMENTS.

          (a) The Company may on the last day of an Interest Period if the Loans to be prepaid are Adjusted Libor Loans, or at any time and from time to time if the Loans to be prepaid are Alternate Base Rate Loan, prepay the then outstanding Loans, in whole or in part, without premium or penalty, except as provided in Section 3.08, upon written notice to the Lender (or telephonic notice promptly confirmed in writing) not later than, 11:00 a.m. New York, New York time three Business Days before the date of prepayment with respect to prepayments of Adjusted Libor Loans or 11:00 a.m. New York, New York time one Business Day before the date of prepayment with respect to Adjusted Libor Loans. Each notice shall be irrevocable and shall specify the date and amount of prepayment and whether such prepayment is of Adjusted Libor Loans or Alternate Base Rate Loans or a combination thereof, and if a combination thereof, the amount of prepayment allocable to each. If such notice is given, the Company shall make such prepayment, and the amount specified in such notice shall be due and payable, on the date specified therein. Each partial prepayment pursuant to this Section 3.03 shall be in a principal amount of $100,000.

          (b) To the extent that the Aggregate Outstandings exceeds the Borrowing Base as in effect at any time, the Company shall immediately prepay the Revolving Credit Loans to the extent of such excess.

          (c) Each  prepayment  of principal of a Loan  pursuant to this Section
3.03 shall be accompanied by accrued interest to the date prepaid on the amount prepaid and all amounts, if any, due pursuant to Section 3.08 hereof. All partial prepayments of the Term Loan shall be applied to the remaining installments of principal thereof in inverse order of maturity. Prepayments of the Term Loan may not be reborrowed. Unless otherwise directed by the Company pursuant to Section 3.03(a), partial prepayments of the Loans shall be applied first to outstanding Alternate Base Rate Loans and then to Adjusted Libor Loans in such order as the Lender shall determine in its sole and absolute discretion.

     SECTION 3.04. FEES.

          (a) The Company agrees to pay to the Lender a commitment fee on the average daily unused portion of the Revolving Credit Commitment from the date of this Agreement until the Revolving Credit Commitment Termination Date at a rate per annum equal to .25%, based on a year of 360 days, payable monthly in arrears commencing May 1, 2002 and continuing on the first day of each month thereafter, on the Revolving Credit Commitment Termination Date, and on each date the Revolving Credit Commitment is permanently reduced in whole or in part.

          (b) The Company has previously paid to the Lender a non-refundable commitment fee of $18,750 in the aggregate, allocable as follows: (i) an amount equal to $9,375, with respect to the Revolving Credit Commitment, and (ii) an amount equal to $9,375, with respect to the Term Loan Commitment.

     SECTION 3.05. INABILITY TO DETERMINE INTEREST RATE. In the event that the Lender shall have determined (which determination shall be conclusive and binding upon the Company) that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Reserve Adjusted Libor applicable pursuant to Section 3.01(b) for any requested Interest Period with respect to (a) the making of an Adjusted Libor Loan, (b) an Adjusted Libor Loan that will result from the requested conversion of an Alternate Base Rate Loan into an Adjusted Libor Loan, or (c) the continuation of an Adjusted Libor Loan beyond the expiration of the then current Interest Period with respect thereto, the Lender shall forthwith give notice by telephone, promptly confirmed in writing, to the Company of such determination. Until the Lender notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the Company shall not have the right to request or continue an Adjusted Libor Loan or to convert an Alternate Base Rate Loan to an Adjusted Libor Loan.

     SECTION 3.06. ILLEGALITY. Notwithstanding any other provisions herein, if any introduction of or change in any law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain Adjusted Libor Loans as contemplated by this Agreement, the Lender shall forthwith give notice by telephone of such circumstances, promptly confirmed in writing, and (a) the commitment of the Lender to make and to allow conversion to or continuations of Adjusted Libor Loans shall forthwith be cancelled for the duration of such illegality and (b) the Loans then outstanding as Adjusted Libor Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the next succeeding last day of each Interest Period applicable to any Adjusted Libor Loan or, with respect to any Adjusted Libor Loan, within such earlier period as may be required by law. The Company shall pay to the Lender, upon demand, any additional amounts required to be paid pursuant to Section 3.08 hereof.

     SECTION 3.07. INCREASED COSTS. (a) In the event that any introduction of or change in any applicable law, regulation, treaty, order, directive or in the interpretation or application thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law, of or from any central bank or other governmental authority, agency or instrumentality and including, without limitation, Regulation D) on or after the Closing Date, by any authority charged with the administration or interpretation thereof shall occur, which:

          (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, or any Adjusted Libor Loan, or change the basis of taxation of payments to the Lender of principal, interest, fees or any other amount payable hereunder (other than any tax that is measured with respect to the overall net income of the Lender or lending office of the Lender and that is imposed by the United States of America, or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which the Lender's lending office is located, or by any jurisdiction in which the Lender is organized, has its principal office or is managed and controlled); or

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement (whether or not having the force of law) against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender; or

          (iii) shall impose on the Lender any other condition, or change therein;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining or participating in advances or extensions of Adjusted Libor Loans or to reduce any amount receivable in respect thereof, in each case by an amount which the Lender deems material, then, in any such case, the Company shall pay the Lender, upon demand, such additional amount or amounts as the Lender shall have determined will compensate the Lender for such increased costs or reduction.

          (b) If the Lender shall have determined that the adoption of any applicable law, rule or regulation, on or after the Closing Date, regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (or any lending office of the Lender) or the Lender's holding company, with any request or directive regarding capital adequacy (whether or not having the force of the law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Company shall pay to the Lender, the additional amount or amounts as the Lender shall have determined will compensate the Lender or the Lender's holding company for such reduction.

          (c) A certificate of the Lender setting forth the amount or amounts payable pursuant to Sections 3.07(a) and 3.07(b) above shall be conclusive absent manifest error. The Company shall pay the Lender the amount shown as due on any such certificate within five days after receipt thereof.

SECTION 3.08. INDEMNITY. The Company agrees to indemnify the Lender and to hold the Lender harmless from any loss, cost or expense which the Lender may sustain or incur, including, without limitation, interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain Adjusted Libor Loans hereunder, as a consequence of (a) default by the Company in payment of the principal amount of or interest on any Adjusted Libor Loan, (b) default by the Company to accept or make a borrowing of an Adjusted Libor Loan or a conversion into or continuation of an Adjusted Libor Loan after the Company has requested such borrowing, conversion or continuation, (c) default by the Company in making any prepayment of any Adjusted Libor Loan after the Company gives a notice in accordance with Section 3.03 of this Agreement and/or (d) the making of any payment or prepayment (whether mandatory or optional) of an Adjusted Libor Loan or the making of any conversion of an Adjusted Libor Loan to an Alternate Base Rate Loan on a day which is not the last day of the applicable Interest Period with respect thereto. A certificate of the Lender setting forth such amounts shall be conclusive absent manifest error. The Company shall pay the Lender the amount shown as due on any certificate within five days after receipt thereof.

SECTION 3.09. TAXES. All payments made by the Company under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income and franchise taxes imposed on the Lender by (i) the United States of America or any political subdivision or taxing authority thereof or therein, (ii) the jurisdiction under the laws of which the Lender is organized or in which it has its principal office or is managed and controlled or any political subdivision or taxing authority thereof or therein, or (iii) any jurisdiction in which the Lender's lending office is located or any political subdivision or taxing authority thereof or therein (such non-excluded taxes being called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Lender hereunder, or under the Notes, the amount so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes and free and clear of all liability in respect of such Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Company, the Company shall promptly send to the Lender, a certified copy of an original official receipt showing payment thereof. If the Company fails to pay Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Company shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure together with any expenses payable by the Lender in connection therewith.

     SECTION 3.10. PAYMENTS. All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Lender, at the Payment Office of the Lender in Dollars in immediately available funds. The Lender may, in its sole discretion, directly charge fee payments due hereunder and principal and interest payments due in respect of the Loans to the Company's accounts at the Payment Office or other office of the Lender. Except as otherwise provided in the definition of "Interest Period", if any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     SECTION 3.11. DISBURSEMENT OF LOANS. The Lender shall make each Loan to be made by it hereunder available to the Company at the Payment Office by crediting the account of the Company with such amount and in like funds; provided, however, that if the proceeds of any Loan or any portion thereof are to be used to prepay outstanding Loans, then the Lender shall apply such proceeds for such purpose to the extent necessary and credit the balance, if any, to the Company's account.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement and to make the Loans herein provided for, the Company, represents and warrants to the Lender that:

     SECTION 4.01. ORGANIZATION, POWERS. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, (b) has the corporate power and authority to own its properties and to carry on its business as now being conducted, (c) is duly qualified to do business in every jurisdiction wherein the conduct of its business or the ownership of its properties are such as to require such qualification and the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and (d) has the corporate power to execute, deliver and perform each of the Loan Documents to which it is a party, including, without limitation, the power to obtain extensions of credit hereunder and to execute and deliver the Notes. Each Corporate Guarantor is (a) a corporation or limited liability company, duly organized or formed, as applicable, validly existing and in good standing under the laws of the state of its incorporation or formation, (b) has the corporate or limited liability company power and authority to own or lease its properties and carry on its business as now being conducted, (c) is duly qualified to do business in every jurisdiction wherein the conduct of its business or the ownership of its properties are such as to require such qualification and the failure to so qualify could reasonably be expected to have a Material Adverse Effect and (d) has the corporate or limited liability company power as applicable to execute, deliver and perform each of the Loan Documents to which it is a party.

     SECTION 4.02. AUTHORIZATION OF BORROWING, ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by the Company of this Agreement, and the other Loan Documents to which it is a party, the borrowings and the other extensions of credit to the Company hereunder, and the execution, delivery and performance by each of the Corporate Guarantors of the Loan Documents to which such Corporate Guarantor is a party, (a) have, with respect to the Company and each Corporate Guarantor, been duly authorized by all requisite corporate and limited liability company action, as applicable, (b) will not violate or require any consent (other than consents as have been made or obtained and which are in full force and effect) under (i) any provision of law applicable to the Company or any Corporate Guarantor, any rule or regulation of any Governmental Authority, or the Certificate of Incorporation or By-laws or the Articles of Organization and Operating Agreement, as applicable, of the Company or of any Corporate Guarantor or (ii) any order of any court or other Governmental Authority binding on the Company or any Corporate Guarantor or any indenture, agreement or other instrument to which the Company or any Corporate Guarantor is a party, or by which the Company or any Corporate Guarantor or any of its property is bound, and (c) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Company or any Corporate Guarantor other than as contemplated by this Agreement or the other Loan Documents. This Agreement and each other Loan Document to which the Company or any Corporate Guarantor is a party constitutes a legal, valid and binding obligation of the Company or such Corporate Guarantor, as the case may be, enforceable against the Company or such Corporate Guarantor, as the case may be, in accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors' rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

     SECTION 4.03. FINANCIAL CONDITION. (a) The Company has heretofore furnished to the Lender the unqualified audited consolidated balance sheet of the Company and the Corporate Guarantors and the related consolidated statements of income, retained earnings and cash flow of the Company and the Corporate Guarantors prepared by Margolin Winer & Evens, LLP, independent certified public accountants, for the fiscal year ended December 31, 2001. Such financial statements were prepared in conformity with Generally Accepted Accounting Principles, applied on a consistent basis, and fairly present the financial condition and results of operations of the Company and the Corporate Guarantors, on a consolidated basis, as of the date of such financial statements and for the periods to which they relate and since December 31, 2001, no Material Adverse Effect has occurred. The Company shall deliver to the Lender, a certificate of the Chief Financial Officer to that effect on the Closing Date. Other than obligations and liabilities arising in the ordinary course of business since December 31, 2001, there are no obligations or liabilities, contingent or otherwise, of the Company or any Corporate Guarantor, which are not reflected or disclosed on such statements other than obligations of the Company and the Corporate Guarantors incurred in the ordinary course of business.

          (b) The Company and the Corporate Guarantors, on a Consolidated basis, are Solvent and immediately after giving effect to the Loans and the execution of each Loan Document, will be Solvent.

     SECTION 4.04. TAXES. All assessed deficiencies resulting from Internal Revenue Service examinations of the federal income tax returns of the Company and each Guarantor have been discharged or reserved against in accordance with Generally Accepted Accounting Principles. The Company and each Guarantor has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except taxes which are being contested in good faith and which are reserved against in accordance with Generally Accepted Accounting Principles.

     SECTION 4.05. TITLE TO PROPERTIES. The Company and each Corporate Guarantor has good title to their respective properties and assets reflected on the financial statements referred to in Section 4.03 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of their respective businesses or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens other than Permitted Liens.

     SECTION 4.06. LITIGATION. (a) Except as disclosed in item 3 of the Company's annual report on Form 10K for the fiscal year ended December 31, 2001, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company or any Guarantor) pending or, to the knowledge of the Company, threatened against or affecting the Company or any Guarantor at law or in equity or before or by any Governmental Authority, which involve any of the transactions contemplated herein or which, if adversely determined against the Company or such Guarantor, could reasonably be expected to result in a Material Adverse Effect; and (b) neither the Company nor any Guarantor is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any Governmental Authority which could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.07. AGREEMENTS. Neither the Company nor any Guarantor is a party to any agreement or instrument or, with respect to the Company or any Corporate Guarantor, subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or regulation which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Guarantor is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.08. COMPLIANCE WITH ERISA. Each Plan is in compliance with ERISA; no Plan is insolvent or in reorganization, no Plan or Plans have an Unfunded Current Liability, and no Plan has an accumulated or waived funding deficiency; neither the Company, any Corporate Guarantor nor any ERISA Affiliate has incurred any liability to or on account of a

Plan pursuant to Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or reasonably expects to incur any liability under any of the foregoing sections on account of the prior termination of participation in or contributions to any such Plan; no proceedings have been instituted to terminate any Plan; no condition exists which could reasonably be expected to present a risk to the Company, any Corporate Guarantor or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of the Company, any Corporate Guarantor or any of its ERISA Affiliates exists or to the knowledge of the Company is likely to arise on account of any Plan and the Company and each Corporate Guarantor may terminate contributions to any other employee benefit plans maintained by it without incurring any material liability to any Person interested therein.

     SECTION 4.09. FEDERAL RESERVE REGULATIONS; USE OF PROCEEDS. (a) Neither the Company nor any Corporate Guarantor is engaged principally in, nor has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States, as amended from time to time).

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purposes, or (ii) for any purpose which violates or is inconsistent with the provisions of Regulation T, U, or X of the Board of Governors of the Federal Reserve System.

          (c) The proceeds of each Loan shall be used solely for the purposes permitted under Section 3.02.

     SECTION 4.10. APPROVALS. No registration with or consent or approval of, or other action by, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Company or any Guarantor, or with the execution and delivery of other Loan Documents to which it is a party or with respect to the Company, the borrowings hereunder.

     SECTION 4.11. SUBSIDIARIES. Attached hereto as Schedule I is a correct and complete list of all Subsidiaries of the Company showing as to each Subsidiary, its name, the jurisdiction of its incorporation or organization, its shareholders or other owners of an interest in such Person and the number of outstanding shares or other ownership interests owned by each shareholder or other owner of any interest.

     SECTION 4.12. HAZARDOUS MATERIALS. The Company and each Corporate Guarantor is in compliance in all material respects with all applicable Environmental Laws and neither the Company nor any Corporate Guarantor has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Company or any Corporate Guarantor in any manner which violates, in any material respect, any applicable Environmental Law. To the Company's knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from, or affecting such property in any manner which violates in any material respect any applicable Environmental Law.

     SECTION 4.13. INVESTMENT COMPANY ACT. Neither the Company nor any Corporate Guarantor is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 4.14. NO DEFAULT. No Default or Event of Default has occurred and is continuing.

     SECTION 4.15. MATERIAL CONTRACTS. All Material Contracts in effect as of the Closing Date are disclosed on Schedule V hereto. Each Material Contract is in full force and effect and is binding upon and enforceable against the Company and any Corporate Guarantor, in each case, to the extent they are a party thereto and, to the Company's knowledge, all other parties thereto in accordance with its terms, and there exists no default, in any material respect, under any Material Contract by the Company or any Corporate Guarantor or, to the Company's knowledge, by any other party thereto which has not been fully cured or waived.

     SECTION 4.16. PERMITS AND LICENSES. The Company and each Corporate Guarantor has all permits, licenses, certifications, authorizations and approvals required for it lawfully to own and operate their respective businesses, except those the failure of which to have could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 4.17. COMPLIANCE WITH LAW. The Company and each Guarantor is in compliance, with all laws, rules, regulations, orders and decrees which are applicable to the Company or such Guarantor, or to any of their respective properties, except those the failure of which to comply with could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 4.18. SECURITY DOCUMENTS. Each Security Document executed by the Company and each Corporate Guarantor shall constitute a valid and continuing lien on and security interest in the collateral referred to in such Security Document in favor of the Lender prior to all other Liens (other than Permitted Liens), claims and right of all other Persons, and shall be enforceable as such against all other Persons.

     SECTION 4.19. GOVERNMENT CONSENTS; MEDICAID.

          (a) Schedule VI hereto accurately and completely lists all of the permits, licenses, authorizations, approvals and consents of governmental or public bodies or authorities, federal (including the Health Care Financing Administration), state and local, and all certificates of need and all approvals of any state health agency having jurisdiction over the healthcare activities of the Company or any Corporate Guarantor (hereinafter referred to collectively as the "Governmental Consents") necessary, in any material respect, for: (i) the activities and business of the Company or any Corporate Guarantor as currently conducted and as proposed to be conducted, and
(ii) the ownership, use, operation and maintenance by each of them of its properties and assets, and the Governmental Consents set forth on Schedule VI are the only Governmental Consents required for the foregoing purposes;

          (b) (i) The Company and each Corporate Guarantor has all of the Governmental Consents listed on Schedule VI hereto with respect to their assets, properties and operations, (ii) all of such Governmental Consents have been duly and validly granted by the governmental authorities in the jurisdictions where their operations are located, and (iii) all such Governmental Consents are in full force and effect and have not been amended, modified, rescinded, revoked or assigned;

          (c) (i) the certifications with respect to each health care operation owned by the Company and each Corporate Guarantor by the appropriate federal and state authorities for participation in the Medicare, if applicable, Medicaid and related programs applicable thereto, are in full force and effect and have not been amended or otherwise modified, rescinded or revoked or assigned, and (ii) the activities of the Company is in compliance, in all material respects, with the requirements of the Medicare, Medicaid and related programs applicable thereto; and

          (d) no condition exists or event has occurred that, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, non-renewal of any Governmental Consent applicable to any healthcare operation owned or operated by the Company or any Corporate Guarantor, the Company's participation in any Medicare, Medicaid or other similar program, and there is no claim that any such Governmental Consent, participation or contract is not in full force and effect.

     SECTION 4.20. DISCLOSURE. Neither this Agreement, any other Loan Document, nor any other document, certificate or written statement furnished to the Lender by or on behalf of the Company or any Guarantor for use in connection with the transactions contemplated by this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.


                                   ARTICLE V
                              CONDITIONS OF LENDING

     SECTION 5.01. CONDITIONS TO LOANS. The obligation of the Lender to make the Loans hereunder is subject to the following conditions precedent:

          (a) NOTES. On or prior to the Closing Date, the Lender shall have received the Revolving Credit Note and the Term Note, each duly executed by the Company.

          (b) GUARANTIES. On or prior to the Closing Date, the Lender shall have received the Guaranties duly executed by each Guarantor.

          (c) SECURITY DOCUMENTS; FINANCING STATEMENTS. On or prior to the Closing Date, the Lender shall have received the Security Documents, each duly executed by the Company and each Corporate Guarantor, with duly authorized financing statements on form UCC-1 describing the collateral covered by the Security Agreements.

          (d) PAYMENT OF EXISTING INDEBTEDNESS. On the Closing Date, the Lender shall have received evidence satisfactory to it that the Existing Indebtedness shall be paid in full, upon the drawdown of the Term Loan on the Closing Date, together with the releases, UCC-3 termination statements and all other documents, certificates and releases deemed necessary or desirable by the Lender to evidence the payment of such Indebtedness and the release of all obligations with respect to any such Indebtedness or agreements evidencing such Indebtedness.

          (e) OPINION OF COUNSEL. On or prior to the Closing Date, the Lender shall have received a written opinion of counsel for the Company and the Guarantors dated the Closing Date and addressed to the Lender, substantially in the form of Exhibit F attached hereto.

          (f) SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Lender shall have received (i) a certificate of good standing for the Company and each Corporate Guarantor from the secretary of state of the states of their organizational jurisdiction dated as of a recent date; (ii) certified copies of the Certificate of Incorporation and By-laws of the Company, and the Certificate of Incorporation or Articles of Organization and Operating Agreement, as applicable, of each Corporate Guarantor; (iii) a certificate of the Secretary or an Assistant Secretary of the Company and each Corporate Guarantor dated the Closing Date and certifying: (x) that neither the Certificate of Incorporation nor the By-laws or the Articles of Organization or Operating Agreement, as applicable, of the Company or of any Corporate Guarantor has been amended since the date of their certification (or if there has been any such amendment, attaching a certified copy thereof); (y) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company and by the board of directors or other governing body or Persons of each Corporate Guarantor, authorizing the execution, delivery and performance of each Loan Document to which it is a party and, with respect to the Company, the borrowings and other extensions of credit hereunder; and (z) the incumbency and specimen signature of each officer of the Company and of each officer or other authorized Person of each Corporate Guarantor executing each Loan Document to which the Company or such Corporate Guarantor is a party and any certificates or instruments furnished pursuant hereto or thereto, and a certification by another officer of the Company and each Corporate Guarantor as to the incumbency and signature of the Secretary or Assistant Secretary of the Company and each Corporate Guarantor; and (iv) such other documents as the Lender may reasonably request.

          (g) INSURANCE. On or prior to the Closing Date, the Lender have received a certificate or certificates of insurance from an independent insurance broker or brokers confirming the insurance required to be maintained pursuant to Section 6.01 hereof, and evidence that the Lender has been named loss payee and additional insured as its interest may appear with respect to each policy of such insurance.

          (h) ASSETS FREE FROM LIENS. Prior to the Closing Date, the Lender shall have received UCC-1 financing statement, tax and judgment lien searches and such other searches as the Lender shall require evidencing that the Company's and each Corporate Guarantor's accounts receivable, inventory, equipment and all other assets of the Company and each Corporate Guarantor are free and clear of all Liens except Permitted Liens.

          (i) FEES AND EXPENSES. On or prior to the Closing Date, the Lender shall have received the fees payable on the Closing Date pursuant to Section
3.04 and reimbursement of expenses in accordance with Section 9.03(b).

          (j) NO LITIGATION. Except as disclosed in Section 4.06, there shall exist no action, suit, investigation, litigation or proceeding affecting the Company or any Guarantor pending or threatened before any court, governmental agency or arbiter that could reasonably be expected to be have, individually or in the aggregate, a Material Adverse Effect.

          (k) CONSENTS AND APPROVALS. All governmental and third party consents and approvals necessary in connection with the transactions contemplated by this Agreement and the other Loan Documents (other than the approval of Medicaid with respect to the granting of a security interest to the Lender in the Medicaid Receivables) shall have been obtained (without the imposition of any conditions that are not acceptable to the Lender) and shall remain in effect, and no law or regulation shall be applicable in the judgment of the Lender that imposes materially adverse conditions upon the transactions contemplated hereby.

          (l) NO MATERIAL ADVERSE CHANGES. There shall not have occurred any material adverse change in the business, operations, properties, prospects or condition (financial or otherwise) of the Company and the Corporate Guarantors, taken as a whole, since December 31, 2001.

          (m) DUE DILIGENCE. The Lender shall have completed its due diligence with respect to the Company and each Corporate Guarantor, including, bank checkings, trade checkings, customer checkings, litigation checkings and background checks, and the Lender shall have been satisfied with the results thereof.

          (n) FINANCIAL STATEMENTS. The Lender shall have received, prior to the Closing Date, the consolidated pro forma consolidated income statement of the Company and the Corporate Guarantors, giving effect to certain one time charges during fiscal year 2000, which would have resulted in a net profit, all of which shall be in form and substance satisfactory to the Lender.

          (o) OTHER INFORMATION, DOCUMENTATION. The Lender shall have received such other and further information and documentation as it may require, including, but not limited to, any information or documentation relating to compliance by the Company and the Corporate Guarantors with the requirements of all Environmental Laws and such information shall be in form and substance satisfactory to the Lender.

          (p) COMPLETION OF PROCEEDINGS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by the Loan Documents, shall be satisfactory in form and substance to the Lender, and its counsel.

     SECTION 5.02. CONDITIONS TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender to make each Loan hereunder, including, without limitation, the initial Loan, is subject to the conditions precedent set forth in Section 5.01 and the following conditions precedent:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties by the Company and each Guarantor pursuant to this Agreement and the other Loan Documents to which each is a party shall be true and correct in all material respects on and as of the Borrowing Date for such Loan, with the same effect as though such representations and warranties had been made on and as of such date unless such representation is as of a specific date, in which case, as of such date.

          (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Borrowing Date for such Loan or will result after giving effect to the Loan requested.

          (c) AVAILABILITY. After giving effect to any requested Revolving Credit Loan, the Aggregate Outstandings shall not exceed the lesser of (i) the then current Borrowing Base and (ii) Revolving Credit Commitment.

Each borrowing hereunder shall constitute a representation and warranty of the Company that the statements contained in clauses (a), (b), and (c) of Section
5.02 are true and correct on and as of the Borrowing Date.


                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

     The Company covenants and agrees with the Lender that so long as the Commitments remain in effect, or any of the principal of or interest on the Notes or any other Obligations hereunder shall be unpaid it will, and will cause each Corporate Guarantor to:

     SECTION 6.01. EXISTENCE, PROPERTIES, INSURANCE. Do or cause to be done all things necessary to (i) preserve and keep in full force and effect its corporate existence or limited liability company existence, as applicable, rights and franchises and (ii) comply with all laws applicable to it at all times maintain, preserve and protect all franchises and trade names and preserve all of its property used or useful in the conduct of its business, and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted in the ordinary course at all times; and at all times maintain insurance covering its assets and its businesses with financially sound and reputable insurance companies or associations in such amounts and against such risks (including, without limitation, hazard, business interruption, public liability and product liability) as are usually carried by companies engaged in the same or similar business. Each such policy of insurance shall provide for at least thirty (30) days' prior written notice to the Lender of any modification or cancellation of such policies and shall name the Lender as loss payee and additional insured as its interests may appear. The Company shall provide to the Lender promptly upon receipt thereof evidence of the annual renewal of each such policy.

     SECTION 6.02. PAYMENT OF INDEBTEDNESS AND TAXES. (a) Pay all indebtedness and obligations, now existing or hereafter arising, as and when due and payable or in accordance with customary trade practices, and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and government charges or levies imposed upon it or upon its income and profits, or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, would reasonably be expected to become a lien or charge upon such properties or any part thereof; provided, however, that neither the Company nor any Corporate Guarantor shall be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company or such Corporate Guarantor, as the case may be, shall have set aside on its books adequate reserves determined in accordance with Generally Accepted Accounting Principles with respect to any such tax, assessment, charge, levy or claim so contested; provided further, that, subject to the foregoing proviso, the Company and each Corporate Guarantor shall pay or cause to be paid all such taxes, assessments, charges, levies or claims upon the commencement of proceedings to foreclose any lien which has attached as security therefor.

     SECTION 6.03. FINANCIAL STATEMENTS, REPORTS, ETC. Furnish to the Lender:

          (a) (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and the Corporate Guarantors as of the end of such year and the related audited consolidated statements of income, retained earnings and cash flow for such year, setting forth in comparative form the respective figures as of the end of and for the previous fiscal year, and accompanied by a report thereon of Margolin, Winer & Evens, LLP or other independent certified public accountants of recognized standing selected by the Company and satisfactory to the Lender (the "Auditor"), which report shall be unqualified; and (ii) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the management prepared consolidating financial statements of the Company and the Corporate Guarantors setting forth in comparative form the respective figures as of the end of and for the previous fiscal year which support the financing statements delivered pursuant to clause (i), in each case of (i) and (ii), prepared in accordance with Generally Accepted Accounting Principles, applied on a consistent basis, and with respect to the statements referred to in clause (ii), accompanied by a certificate to that effect executed by the Chief Financial Officer;

          (b) as soon as available,  but in any event not later than  forty-five
(45) days after the end of each quarterly period of each fiscal year of the Company, a copy of the unaudited consolidated and consolidating interim balance sheet of the Company and the Corporate Guarantors as of the end of each such quarter and the related unaudited interim consolidated and consolidating statements of income, retained earnings and cash flow for such quarter and the portion of the fiscal year through such date and setting forth in each case in comparative form the respective figures for the corresponding date and period in the previous fiscal year, in each case prepared in accordance with Generally Accepted Accounting Principles, applied on a consistent basis, and accompanied by a certificate to that effect executed by the Chief Financial Officer;

          (c) a certificate prepared and signed by the Auditor with each delivery required by clause (a)(i) and a certificate prepared and signed by the Chief Financial Officer with each delivery required by clause (a)(ii) and (b), as to whether or not, as of the close of such preceding period and at all times during such preceding period, the Company and each Corporate Guarantor, as the case may be, was in compliance with (i) the financial covenants herein with respect to the Auditor and (ii) all the provisions in this Agreement, with respect to the Chief Financial Officer, showing computation of financial covenants and quantitative negative covenants, and if the Auditor or Chief
Financial Officer, as the case may be, shall have obtained knowledge of any default in such compliance or notice of such default, it shall disclose in such certificate such default or defaults or notice thereof and the nature thereof, whether or not the same shall constitute a Default or an Event of Default;

          (d) at all times indicated in clause (a) above a copy of the management letter, if any, prepared by the Auditor;

          (e) if applicable, promptly after filing thereof, copies of all regular and periodic financial information, proxy materials and other information and reports which the Company or any Corporate Guarantor shall file with the Securities and Exchange Commission;

          (f) promptly after submission to any government or regulatory agency, all documents and information furnished to such government or regulatory agency other than such documents and information prepared in the normal course of business and which could not reasonably be expected to result in any materially adverse action to be taken by such agency;

          (g) as soon as available and in any event within twenty after the end of each month, accounts receivable aging reports and summary of accounts receivable, accounts payable and inventory, with respect to the Company, on a consolidated and consolidating basis, prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis;

          (h) within twenty days after the end of each month, (i) a Borrowing Base Certificate and (ii) a report in form and substance satisfactory to the Lender of recurring revenue of the Company and the Corporate Guarantors; and

          (i) promptly, from time to time, such other information regarding the operations, business affairs and condition (financial or otherwise) of the Company as the Lender may reasonably request.

     SECTION 6.04. BOOKS AND RECORDS; ACCESS TO PREMISES.

          (a) Keep adequate records and proper books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with Generally Accepted Accounting Principles, and which shall reflect all financial transactions of the Company and each Corporate Guarantor.

          (b) At any time (and upon two (2) Business Days advance notice so long as no Default or Event of Default has occurred and is then continuing), and from time to time, permit the Lender or any agents or representatives thereof, to examine and make copies of any abstracts from the books and records of such information which the Lender deems necessary or desirable (including, without limitation, the financial records of the Company and the Corporate Guarantors) and to visit the properties of the Company and any Corporate Guarantor and to discuss the affairs, finances and accounts of the Company or any Corporate Guarantor with any of their respective Executive Officers or the Company's independent accountants; and as often as required at any time upon notice to the Company, permit the Lender or any agent or representative thereof, to examine and conduct collateral audits of the Receivables and other assets of the Company and the Corporate Guarantors; and all such costs, expenses and charges in connection therewith to be paid by the Company in accordance with Section 9.03.

     SECTION 6.05. NOTICE OF ADVERSE CHANGE. Promptly notify the Lender in writing of (a) any change in the business or the operations of the Company or any Corporate Guarantor which could reasonably be expected to have a Material Adverse Effect, and (b) any information which indicates that any financial statements which are the subject of any representation contained in this Agreement, or which are furnished to the Lender pursuant to this Agreement, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.

     SECTION 6.06. NOTICE OF DEFAULT. Promptly notify the Lender of any Default or Event of Default which shall have occurred, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.

     SECTION 6.07. NOTICE OF LITIGATION. Promptly notify the Lender of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency which, if adversely determined against the Company or any Guarantor on the basis of the allegations and information set forth in the complaint or other notice of such action, suit or proceeding, or in the amendments thereof, if any, could reasonably be expected to have a Material Adverse Effect.

     SECTION 6.08. NOTICE OF DEFAULT IN OTHER AGREEMENTS. Promptly notify the Lender of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Corporate Guarantor is a party which default could reasonably be expected to have a Material Adverse Effect.

     SECTION 6.09. NOTICE OF ERISA EVENT. Promptly deliver to the Lender a certificate of the Chief Financial Officer of the Company setting forth details as to such occurrence and such action, if any, which the Company, such Corporate Guarantor or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, such Corporate Guarantor ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator, with respect thereto: that a Reportable Event has occurred with respect to a Plan, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, that one or more Plans have an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Company, any Corporate Guarantor or any ERISA Affiliate will incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. The Company will deliver to the Lender a complete copy of the annual report (Form 5500) of each Plan that is a single employer Plan (within the meaning of Section 4001(a)(15) of ERISA), filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lender pursuant to the first sentence hereof, copies of annual reports and any other notices received by the Company or any Corporate Guarantor required to be delivered to the Lender hereunder shall be delivered to the Lender no later than ten days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Company or a Corporate Guarantor.

     SECTION 6.10. NOTICE OF ENVIRONMENTAL LAW VIOLATIONS. Promptly notify the Lender of the receipt of any notice of an action, suit, and proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending against the Company or any Corporate Guarantor relating to any alleged violation of any Environmental Law which could reasonably be expected to have a Material Adverse Effect.

     SECTION 6.11. NOTICE REGARDING MATERIAL CONTRACTS. Promptly notify the Lender of (a) any termination (prior to the end of its stated term), material amendment, material supplement or other material modification of any Material Contract and (b) the occurrence of a material default by the Company or any Corporate Guarantor or by any other party to any Material Contract of which the Company is aware.

     SECTION 6.12. COMPLIANCE WITH APPLICABLE LAWS. Comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, the breach of which could reasonably be expected to have a Material Adverse Effect.

     SECTION 6.13. AFFILIATES. Give the Lender prompt written notice, prior to the occurrence thereof, of the creation, establishment or acquisition, in any manner, of any Subsidiary of the Company or any Corporate Guarantor not existing on the date hereof and cause such Subsidiary to execute a Guaranty and such Security Documents that the Lender shall require, including, but not limited to, a Security Agreement, concurrently with the creation, establishment or acquisition of such Subsidiary, and concurrently with the delivery of any Security Document and Guaranty pursuant to this Section 6.13 provide to the Lender the supporting documents identified in clauses (i), (ii), and (iii) of
Section 5.01(f) in each case with respect to the Affiliate executing the same, together with a favorable written opinion of counsel to such Affiliate in form and substance satisfactory to the Lender, as to the due execution, delivery and enforceability of such documents and such other matters as the Lender may request.

     SECTION 6.14. ENVIRONMENTAL LAWS. Comply in all material respects with the requirements of all Environmental Laws, provide to the Lender all documentation in connection with such compliance that the Lender may reasonably request, and defend, indemnify, and hold harmless the Lender and its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, or release of any Hazardous Materials on any property at any time owned or occupied by the Company or any Corporate Guarantor, (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (d) any violation of applicable Environmental Laws, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.


                                  ARTICLE VII
                               NEGATIVE COVENANTS

         The Company covenants and agrees with the Lender that so long as the Commitments remain in effect or any of the principal of or interest on any Note or any other Obligations hereunder shall be unpaid, it will not, and will not cause or permit any Corporate Guarantor, directly or indirectly, to:

     SECTION 7.01. LIENS. Incur, create, assume or suffer to exist any Lien on any of their respective assets now or hereafter owned, other than:

          (a) Liens existing on the date hereof as set forth on Schedule II attached hereto including any renewals or extensions thereof; provided that no such Lien is extended to cover any additional property and that the amount of Indebtedness secured thereby is not increased;

          (b) Liens for taxes, assessments or other governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate proceedings, provided, however, that adequate reserves with respect thereto are maintained on the books of the Company or any Corporate Guarantor in accordance with Generally Accepted Accounting Principles;

          (c) carriers', warehousemens', mechanics', suppliers' or other like Liens arising in the ordinary course of business and not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings in a manner which will not jeopardize or diminish the interest of the Lender;

          (d) Liens incurred or deposits made to secure the performance of tenders, bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety, performance and appeal bonds, and other obligations of similar nature incurred in the ordinary course of business;

          (e) easements, rights of way, zoning and other restrictions and other similar charges or encumbrances which in the aggregate do not interfere in any material respect with the occupation, use and enjoyment by the Company or any Corporate Guarantor of the property or assets encumbered thereby in the normal course of their respective business or materially impair the value of the property subject thereto;

          (f) deposits under workmen's compensation, unemployment insurance and social security laws;

          (g) liens granted to the Lender; and

          (h) purchase money liens for fixed or capital assets including obligations with respect to Capital Leases; provided in each case (i) no Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to such lien, (ii) such purchase money lien does not exceed 100% of the purchase price of, and encumbers only, the property acquired and/or the improvements affixed thereto, and (iii) such purchase money Lien does not secure any Indebtedness other than in respect of the purchase price of the asset acquired;

     SECTION 7.02. INDEBTEDNESS. Incur, create, assume or suffer to exist or otherwise become liable in respect of any Indebtedness, other than:

          (a)  Indebtedness  incurred  prior to the date hereof as  described in
Schedule III attached hereto, including any renewals or extensions thereof; provided such renewal or extension does not result in an increase in the aggregate principal amount of such Indebtedness;

          (b) Indebtedness to the Lender;

          (c)  Indebtedness  consisting  of  guarantees  permitted  pursuant  to
Section 7.03;

          (d)  Indebtedness  secured by purchase money liens as permitted  under
Section 7.01(h); provided such Indebtedness incurred in any fiscal year of the Company shall not exceed $500,000 in the aggregate, and, provided, further, no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to the incurrence of such Indebtedness;

          (e) Indebtedness owing by (a) the Company to any Corporate Guarantor or (ii) any Corporate Guarantor to the Company or any other Corporate Guarantor; and

          (f) Indebtedness arising under Capital Leases, provided that the aggregate amount of such Indebtedness incurred in any fiscal of the Company shall not exceed $500,000.

     SECTION 7.03. GUARANTIES. Guarantee, endorse, become surety for, or otherwise in any way become or be responsible for the Indebtedness or obligations of any Person, whether by agreement to maintain working capital or equity capital or otherwise maintain the net worth or solvency of any Person or by agreement to purchase the Indebtedness of any other Person, or agreement for the furnishing of funds, directly or indirectly, through the purchase of goods, supplies or services for the purpose of discharging the Indebtedness of any other Person or otherwise, or enter into or be a party to any contract for the purchase of merchandise, materials, supplies or other property if such contract provides that payment for such merchandise, materials, supplies or other property shall be made regardless of whether delivery of such merchandise, supplies or other property is ever made or tendered except:

          (a)  guaranties  executed  prior to the date  hereof as  described  on
Schedule IV attached hereto but not including any renewals or extensions thereof;

          (b) endorsements of negotiable instruments for collection or deposit in the ordinary course of business;

          (c) guaranties of any Indebtedness owing to the Lender; and

          (d) guaranties by the Company of any Indebtedness permitted pursuant to Section 7.02 of any Corporate Guarantor or any other obligation of any Corporate Guarantor of any obligation not prohibited to be incurred hereunder by the Company or any Corporate Guarantor or guaranties by any Corporate Guarantor of such indebtedness or obligations of the Company or any other Corporate Guarantor.

     SECTION 7.04. SALE OF ASSETS. Sell, assign, lease, transfer or otherwise dispose of any of their now owned or hereafter acquired respective properties and assets, whether or not pursuant to an order of a federal agency or commission, except for (a) the sale of inventory disposed of in the ordinary course of business, (b) the sale or other disposition of properties or assets no longer used or useful in the conduct of their respective businesses (c) loans and investments permitted pursuant to Section 7.06 and (d) the sale by HCI Acquisition Corp. of its office condominium located in New York City. SECTION
7.05. SALES OF RECEIVABLES. Sell, transfer, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Company or any Corporate Guarantor, with or without recourse, except for collection in the ordinary course of business.

     SECTION 7.06. LOANS AND INVESTMENTS. Make or commit to make any advance, loan, extension of credit, or capital contribution to, or purchase or hold beneficially any stock or other securities, or evidence of Indebtedness of, purchase or acquire all or a substantial part of the assets of, make or permit to exist any interest whatsoever in, any other Person except (a) the ownership of stock of the Corporate Guarantors existing as of the Closing Date, (b) Eligible Investments, (c) Permitted Acquisitions, (d) loans and advances to officers, directors and employees of the Company, not to exceed $200,000, in the aggregate, in any fiscal year of the Company, (e) investments by the Company in, and loans or advances by the Company to, any Corporate Guarantor or by any Corporate Guarantor to the Company or any other Corporate Guarantor, and (f) purchases by the Company of its common stock from its officers and employees who have ceased to be officers or employees of the Company or any Corporate Guarantor, provided that (i) the aggregate purchase price of such repurchases shall not exceed $200,000 during the term of this Agreement and (ii) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto.

     SECTION 7.07. NATURE OF BUSINESS. Change or alter, the nature of its business from the nature of the business engaged in by it on the date hereof, except for Permitted Acquisitions.

     SECTION 7.08. SALE AND LEASEBACK. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, whether real or personal, used or useful in its business, whether now owned or hereafter acquired, of it, if at the time of such sale or disposition it intends to lease or otherwise acquire the right to use or possess such property or like property for a substantially similar purpose.

     SECTION 7.09. FEDERAL RESERVE REGULATIONS. Permit any Loan or the proceeds of any Loan to be used for any purpose which violates or is inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     SECTION 7.10. ACCOUNTING POLICIES AND PROCEDURES. Permit any change in the accounting policies and procedures of the Company or any Corporate Guarantor, including a change in fiscal year, provided, however, that any policy or procedure required to be changed by the Financial Accounting Standards Board (or other board or committee thereof) in order to comply with Generally Accepted Accounting Principles may be so changed.

     SECTION 7.11. HAZARDOUS MATERIALS. Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in compliance in all material aspects with all applicable federal, state and local laws or regulations, or cause or permit, as a result of any intentional or negligent act or omission on the part of the Company or any Corporate Guarantor, a release of Hazardous Materials onto such property or asset or onto any other property in violation, in any material respect, of any such applicable laws or regulations.

     SECTION 7.12. LIMITATIONS ON FUNDAMENTAL CHANGES. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now or hereafter acquired) to, any Person, or, acquire all of the stock or all or substantially all of the assets or the business of any Person or liquidate, wind up or dissolve or suffer any liquidation or dissolution. Notwithstanding the foregoing, any Corporate Guarantor may merge with and into the Company (provided the Company is the surviving entity) or any other Corporate Guarantor.

     SECTION 7.13. FINANCIAL COVENANTS.

          (a) Consolidated Capital Expenditures. Permit Consolidated Capital Expenditures to exceed $2,500,000, in any fiscal year of the Company, during the term of this Agreement.

          (b) Consolidated Funded Debt to Consolidated EBITDA. Permit the ratio of Consolidated Funded Debt to Consolidated EBITDA at the end of each fiscal quarter of the Company to exceed 2.50:1.00.

          (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio at the end of each fiscal quarter of the Company, to be less than 1.20:1.00.

     SECTION 7.14. SUBORDINATED DEBT. Directly or indirectly prepay, defease, purchase, redeem, or otherwise acquire any Subordinated Debt or amend, supplement or otherwise modify any of the terms thereof without the prior written consent of the Lender.

     SECTION 7.15. DIVIDENDS. Declare any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, (a) any shares of any class of stock of the Company or any Corporate Guarantor, or (b) any warrant to purchase any class of stock of the Company or any Corporate Guarantor, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, securities or property or in obligations of the Company or any Corporate Guarantor or in any combination thereof, or permit any Affiliate to make any payment on account of, or purchase or otherwise acquire, any shares of any class of the stock of the Company or any Corporate Guarantor or any warrant to purchase any class of stock of the Company or any Corporate Guarantor from any Person. Notwithstanding the foregoing, (a) any Corporate Guarantor which is a wholly-owned Subsidiary of the Company may declare and pay distributions and dividends to the Company and
(b) the Company may repurchase its common stock as permitted pursuant to Section 7.06(f).

     SECTION 7.16. TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule VII, enter into any transaction, including, without limitation, the lease of real property and improvements, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or any Corporate Guarantor's business and upon fair and reasonable terms no less favorable to the Company or such Corporate Guarantor than they would obtain in a comparable arms-length transaction with a Person not an Affiliate.

     SECTION 7.17. IMPAIRMENT OF SECURITY INTEREST. Grant to any person any interest whatsoever in any property which is subject to a security interest in favor of the Lender other than Permitted Liens.


                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     SECTION 8.01. EVENTS OF DEFAULT. In the case of the happening of any of the following events (each an "Event of Default"):

          (a) failure to pay the principal of or interest on any Loan or any fees under this Agreement as and when due and payable;

          (b) default shall be made in the due observance or performance of (i) any covenant, condition or agreement of the Company or any Corporate Guarantor to be performed pursuant to Article VII of this Agreement or (ii) any other covenant, condition or agreement of the Company or any Corporate Guarantor to be performed pursuant to this Agreement or any other Loan Document (other than those specified in clause (a) of this Section 8.01) and such default shall continue unremedied for a period of ten (10) days thereafter;

          (c) any representation or warranty made or deemed made in this Agreement or any other Loan Document shall prove to be false or misleading in any material respect when made or given or when deemed made or given;

          (d) any report, certificate, financial statement or other instrument furnished in connection with this Agreement or any other Loan Document or the borrowings hereunder, shall prove to be false or misleading in any material respect when made or given or when deemed made or given;

          (e) default in the performance or compliance in respect of any agreement or condition relating to any Indebtedness of the Company or any Corporate Guarantor in excess of $150,000 individually or in the aggregate (other than the Notes) if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder or obligee thereof (or a trustee on behalf of such holder or obligee) to cause such Indebtedness to become due prior to the stated maturity thereof, or, any such Indebtedness shall not be paid when due;

          (f) the Company shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the employment of a receiver, trustee, custodian, sequestrator or similar official for the Company or for a substantial part of its property; (iv) file an answer admitting the material allegations of a petition filed against it in such proceeding, (v) make a general assignment for the benefit of creditors,
(vi) take corporate action for the purpose of effecting any of the foregoing; or
(vii) become unable or admit in writing its inability or fail generally to pay its debts as they become due; or any of the actions identified in the preceding clauses (i) through (vii) shall have occurred with respect to any Guarantor.

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or of a substantial part of its property, under Title 11 of the United States Code or any other federal or state bankruptcy insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or for a substantial part of its property, or (iii) the winding-up or liquidation of the Company and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days; or any of the actions identified in the preceding clauses (i), (ii) or (iii) shall have occurred with respect to any Guarantor;

          (h) One or more orders, judgments or decrees for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Company or any Corporate Guarantor and the same shall not have been paid in accordance with such judgment, order or decree or settlement and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment, order or decree, or (ii) there shall have been a period of sixty (60) days during which a stay of enforcement of such judgment, order or decree, by reason of pending appeal or otherwise, was not in effect;

                  (i) any Plan shall fail to maintain the minimum funding standard required for any Plan year or part thereof or a waiver of such standard or extension of any amortization period is applied for or granted under Section 412 of the Code, any Plan is terminated by the Company, any Corporate Guarantor or any ERISA Affiliate or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a Reportable Event shall have occurred with respect to a Plan or the Company, or any ERISA Affiliate shall have incurred a liability to or on account of a Plan under Section 515, 4062, 4063, 4201 or 4204 of ERISA, and there shall result from any such event or events the imposition of a lien upon the assets of the Company or any Corporate Guarantor, the granting of a security interest on such assets, or a liability to the PBGC or a Plan or a trustee appointed under ERISA or a penalty under Section 4971 of the Code;

                  (j) any material provision of any Loan Document shall for any reason cease to be in full force and effect in accordance with its terms or the Company or any Corporate Guarantor shall so assert in writing;

          (k) Mr. Howard Siegel shall cease to be an Executive Officer or director of the Company and a successor shall not have been appointed within one hundred eighty (180) days from the date of such cessation;

          (l) a Change of Control shall have occurred;

          (m) any of the Liens purported to be granted pursuant to any Security Document shall fail or cease for any reason to be legal, valid and enforceable liens on the collateral purported to be covered thereby or shall fail or cease to have the priority purported to be created thereby unless such failure is solely as a result of the action or inaction of the Lender with respect thereto;

          (n) the Company shall cease to be eligible for reimbursement as a provider of health care services under (i) New York State's Medicaid program or
(ii) any other state's medicaid program if, with respect to this clause (ii), such cessations individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or then, at any time thereafter during the continuance of any such event, the Lender may, in its sole discretion, by written or telephonic notice to the Company, take either or both of the following actions, at the same or different times, (a) terminate the Commitments and (b) declare (i) the Notes, both as to principal and interest, and (ii) all other Obligations, to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding; provided, however, that if an event specified in
Section 8.01(f) or (g) shall have occurred, the Commitments shall automatically terminate and interest, principal and amounts referred to in the preceding clauses (i) and (ii) shall be immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything contained herein or in the Notes to the contrary notwithstanding.


                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.01. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy), and unless otherwise expressly provided herein, shall be conclusively deemed to have been received by a party hereto and to be effective on the Business Day on which delivered by hand to such party or one Business Day after being sent by overnight mail to the address set forth below, or, in the case of telecopy notice, on the same day if received before the close of business on any Business Day and on the next Business Day if received after the close of business on any Business Day, or if sent by registered or certified mail, four
(4) Business Days after the day on which mailed in the United States, addressed to such party at such address:

          (a)  if to the Lender, at

               The Bank of New York
               1401 Franklin Avenue
               Garden City, New York 11530
               Attention:       Account Manager for
                                American Medical Alert Corp.
               Telecopy:        (516) 294-2055

          (b)  if to the Company, at

               American Medical Alert Corp.
               3265 Lawson Boulevard
               Oceanside, New York 11572
               Attention:       Mr. Howard Siegel
               Telecopy:        (516) 536-5276

                                     - and -

          (c) as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 9.01.

     SECTION 9.02. EFFECTIVENESS; SURVIVAL. This Agreement shall become effective on the date on which all parties hereto shall have signed a counterpart copy hereof and shall have delivered the same to the Lender. All representations and warranties made herein and in the other Loan Documents and in the certificates delivered pursuant hereto or thereto shall survive the making by the Lender of the Loans, in each case, as herein contemplated and the execution and delivery to the Lender of the Notes evidencing the Loans and shall continue in full force and effect so long as the Obligations hereunder are outstanding and unpaid and the Commitments are in effect. The obligations of the Company pursuant to Section 3.07, Section 3.08, Section 3.10 and Section 9.03 shall survive termination of this Agreement and payment of the Obligations.

     SECTION 9.03. EXPENSES. The Company agrees (a) to indemnify, defend and hold harmless the Lender and its officers, directors, employees, and affiliates (each, an "indemnified person") from and against any and all losses, claims, damages, liabilities or judgments to which any such indemnified person may be subject and arising out of or in connection with the Loan Documents, the financings contemplated hereby, the use of any proceeds of such financings or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any of such indemnified persons is a party thereto, and to reimburse each of such indemnified persons upon demand for any reasonable, legal or other expenses incurred in connection with the investigation or defending any of the foregoing; provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities, judgments or related expenses to the extent arising from the wilful misconduct or gross negligence of any indemnified person, (b) to pay or reimburse the Lender for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of and any amendment, supplement or modification to this Agreement, the Notes any other Loan Documents, and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including without limitation, the reasonable fees and disbursements of Farrell Fritz, P.C., counsel to the Lender, and (c) to pay or reimburse the Lender for all their costs and expenses incurred in connection with the enforcement and preservation of any rights under this Agreement, the Notes, the other Loan Documents, and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and disbursements of counsel (including, without limitation, in-house counsel) to the Lender, including all such out-of-pocket expenses incurred during any work-out, restructuring or negotiations in respect of the Obligations.

     SECTION 9.04. SUCCESSORS AND ASSIGNS; PARTICIPATIONS. (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Lender, all future holders of the Notes and their respective successors and assigns, except that the Company may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Lender.

                  (b) The Lender reserves the right to sell participations in or to sell and assign its rights, duties or obligations with respect to the Loans or the Commitments to such banks, lending institutions or other parties as it may choose and without the consent of the Company. The Lender may furnish any information concerning the Company in its possession from time to time to any assignee or participant (or proposed assignee or participant). The Lender may at any time pledge or assign or grant a security interest in all or any part of its rights under this Agreement and its Notes to a Federal Reserve Bank, provided that no such assignment shall release the transferor Lender from its Commitments or its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party to this Agreement.

     SECTION 9.05. NO WAIVER; CUMULATIVE REMEDIES. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under any Note or any other Loan Document shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights, remedies, powers and privileges herein provided or provided in the other Loan Documents are cumulative and not exclusive of any rights, remedies powers and privileges provided by law.

     SECTION 9.06. APPLICABLE LAW. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW WHICH WOULD APPLY THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

     SECTION 9.07. SUBMISSION TO JURISDICTION; JURY WAIVER. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND TO THE

EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES NOT TO (I) SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH FEDERAL OR STATE COURT BY ANY FEDERAL OR STATE COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT OR (II) ASSERT ANY NONMANDATORY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY NEXT BUSINESS DAY DELIVERY VIA FEDEX OR OTHER COURIER OF NATIONAL REPUTATION TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH PARTY HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN
RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT.

     SECTION 9.08. SEVERABILITY. In case any one or more of the provisions contained in this Agreement, any Note or any other Loan Document should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     SECTION 9.09. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any Affiliate of the Lender to or for the credit or the account of the Company against any and all of the Obligations of the Company now and hereafter existing under this Agreement and the Notes held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement or any Note and although such obligations may be unmatured. The rights of the Lender and each Affiliate of the Lender under this Section 9.09 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which they may have.

     SECTION 9.10. HEADINGS. Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 9.11. CONSTRUCTION. This Agreement is the result of negotiations between, and has been reviewed by, the Company, the Lender and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of each party hereto, and no ambiguity shall be construed in favor of or against either the Company or the Lender.

     SECTION 9.12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same instrument.

                        [THE NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Company and the Lender have caused this Agreement to be duly executed by their duly authorized officers, as of the day and year first above written.

                                      AMERICAN MEDICAL ALERT CORP.


                                      By: /s/ Jack Rhian
                                         --------------------------------
                                         Name: Jack Rhian
                                         Title:   Vice President


                                      THE BANK OF NEW YORK


                                      By: /s/ Edward Nallan
                                         --------------------------------
                                         Name: Edward Nallan
                                         Title: Assistant Vice President

                                                                       EXHIBIT A

                              REVOLVING CREDIT NOTE

$1,500,000                                                   Uniondale, New York
                                                                    May 20, 2002

          FOR VALUE RECEIVED, AMERICAN MEDICAL ALERT CORP., a New York corporation (the "Company"), promises to pay to the order of THE BANK OF NEW YORK (the "Lender"), on or before the Revolving Credit Commitment Termination Date, ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Credit Agreement referred to below.

          The Company promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined, and to make principal repayments on this Note at the times which shall be determined, in accordance with the provisions of the Credit Agreement referred to below.

          This Note is the "Revolving Credit Note" referred to in the Credit Agreement dated as of May 20, 2002, by and between the Company and the Lender (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement") and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before transferring this Note it shall record the date, Type and amount of each Revolving Credit Loan and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth such Revolving Credit Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Company to repay the Revolving Credit Loans made by the Lender in accordance with the terms of this Note.

          This Note is subject to prepayment pursuant to Section 3.03 of the Credit Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of The Bank of New York, located at 1401 Franklin Avenue, Garden City, New York 11530 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Except as may be expressly provided to the contrary in the Credit Agreement, the Company and endorsers of this Note waive presentment, diligence, demand, protest, and notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD APPLY THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.


                                          AMERICAN MEDICAL ALERT CORP.


                                          By:
                                             ------------------------------
                                          Name:    Jack Rhian
                                          Title:   Vice President

                                    SCHEDULE


Date    Principal     Type                  Applicable    Amount of     Notation
 of     Amount of      of      Interest      Interest     Principal       Made
Loan    Loan          Loan       Rate         Period        Paid           By
----    ----          ----       ----       ----------    --------       -----

                                                                       EXHIBIT B



                                    TERM NOTE

$1,500,000                                                          May 20, 2002

          FOR VALUE RECEIVED, AMERICAN MEDICAL ALERT CORP., a Delaware corporation (the "Company"), promises to pay to the order of THE BANK OF NEW YORK (the "Lender"), on or before the June 1, 2007, (the "Maturity Date"), the principal amount of ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000) DOLLARS, in sixty (60) consecutive equal monthly installments of $25,000 each, commencing July 1, 2002 and continuing on the first day of each month thereafter; provided, however, that the last such payment on the Maturity Date shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

          This Note is the "Term Note" issued pursuant to and entitled to the benefits of the Credit Agreement dated as of May 20, 2002 by and between the Company and the Lender (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before transferring this Note, it shall record the date and amount of each payment or prepayment of principal of the Term Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth the Term Loan, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Company to repay the Term Loan made by the Lender in accordance with the terms of this Note.

          This Note is subject to prepayment pursuant to Section 3.03 of the Credit Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of The Bank of New York, located at 1401 Franklin Avenue, Garden City, New York 11530 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Except as may be expressly provided to the contrary in the Credit Agreement, the Company and endorsers of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD APPLY THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.


                                          AMERICAN MEDICAL ALERT CORP.


                                          By:
                                             ------------------------------
                                          Name:    Jack Rhian
                                          Title:   Vice President

                                    SCHEDULE


                                                                       Amount of
        Amount of   Outstanding  Type                       Applicable Notation
        Principal   Principal     of   Interest   Interest  Principal  Made
Date    Payment      Balance     Loan    Rate      Period   Paid       By
----    -------      -------     ----  --------   --------  ---------  ---------

                                                                       EXHIBIT C



                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of May 20, 2002, by and among each of the entities identified below under the heading "Grantors" (each a "Grantor" and, collectively, the "Grantors") and THE BANK OF NEW YORK a New York banking corporation (the "Secured Party").

                                    RECITALS

     A. American Medical Alert Corp., a corporation (the "Company") and the Secured Party have entered into a Credit Agreement, dated as of the date hereof (as the same may be hereafter amended, modified, restated or supplemented from time to time, the "Credit Agreement") pursuant to which the Company will receive loans and other financial accommodations from the Secured Party and will incur Obligations (as hereinafter defined).

     B. The Grantors (other than the Company) have each executed a Corporate Guaranty in favor of the Secured Party.

     C. To induce the Secured Party to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, each Grantor desires to grant the Secured Party security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Secured Party a first priority perfected security interest in its assets and, in connection therewith, to execute and deliver this Agreement.

     Accordingly, the parties hereto hereby agree as follows:

                                   DEFINITIONS

     (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms (whether or not capitalized) in the Uniform Commercial Code as in effect in the State of New York (the "UCC").

     (b) Capitalized terms used herein and not otherwise defined shall have the following meanings:

     "Agreement" this Agreement and shall include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "Business Day" the meaning assigned to such term in the Credit Agreement.

     "Collateral" all personal property of each Grantor,  wherever located,  and
whether  now  owned  or  hereafter  acquired  or  arising,  including,   without
limitation, all:

        (i)    Accounts;

        (ii)   Chattel paper, including Electronic Chattel Paper;

        (iii) Goods, including all Inventory and Equipment and any accessions thereto;

        (iv)   Instruments, including Promissory Notes;

        (v)    Investment Property;

        (vi)   Documents;

        (vii)   Deposit Accounts;

        (viii) Commercial Tort Claims, if any, identified on Schedule A annexed hereto;

        (ix)   Letter-of-Credit Rights;

        (x)    General Intangibles, including Payment Intangibles and Software;

        (xi)   Supporting Obligations;

        (xii) to the extent not included as an Account, any payments due from any Medicaid or Medicare program; and

        (xiii) to the extent not listed above as original collateral, proceeds and products of the foregoing.

     "Default" the meaning assigned to such term in the Credit Agreement.

     "Event  of  Default"  the  meaning  assigned  to such  term  in the  Credit
Agreement.

     "Liens" the meaning assigned to such term in the Credit Agreement.

     "Loan Documents" the meaning assigned to such term in the Credit Agreement.

     "Loans" the meaning assigned to such term in the Credit Agreement.

     "Obligations" (i) all obligations, liabilities and indebtedness of each Grantor to the Secured Party, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, other than obligations, liabilities and indebtedness acquired by assignment from third parties, but including, without limitation, all obligations, liabilities and indebtedness arising under or relating to this Agreement or any other Loan Document to which it is a party (including, without limitation, with respect to the Company, all obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans) including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that but for the filing of a petition in bankruptcy with respect to any Grantor would accrue on such obligations, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding), and all fees, costs, expenses and indemnity obligations of the Grantors to the Lender hereunder, or under any other Loan Document, and (ii) all obligations of a Grantor under each interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure of a Grantor in each case, entered into with the Secured Party.

     "Person" the meaning assigned to such term in the Credit Agreement.

     (c) TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under Generally Accepted Accounting Principles. The term "including" shall not be limited or exclusive, unless specifically indicated to the contrary. The word "will" shall be construed to have the same meaning in effect as the word "shall". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, all of which are by this reference incorporated into this Agreement.

                  I.       SECURITY

     SECTION 1.01. GRANT OF SECURITY. As security for the Obligations, each Grantor hereby grants to the Secured Party a security interest in the Collateral.

     SECTION 1.02. RELEASE AND SATISFACTION. Upon the termination of this Agreement and the indefeasible payment in full of the Obligations, the Secured Party shall deliver to each Grantor, upon request therefor and at such Grantor's expense, releases and satisfactions of all financing statements, notices of assignment and other registrations of security.


                  II.      REPRESENTATIONS AND WARRANTIES

     SECTION 2.01. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SECURITY. Each Grantor hereby represents and warrants to the Secured Party as follows:

     (a) NAME. Each Grantor's exact legal name, state of incorporation or organization and organizational number is set forth on Schedule A annexed hereto.

     (b) OWNERSHIP OF COLLATERAL. Each Grantor owns all of its personal property and assets, including, without limitation, the Collateral, free and clear of all Liens, other than the Liens permitted under Section 7.01 of the Credit Agreement.

     (c) TRADEMARKS, PATENTS AND COPYRIGHTS. Annexed hereto as Schedule A is a complete list of all patents, trademarks, copyrights, applications therefor, and other similar General Intangibles which each Grantor owns or has the right to use as of the date of this Agreement. There are no assertions or claims challenging the validity of any of the foregoing. The business of each Grantor as now conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others. There is no infringement of any General Intangible of any Grantor.

     (d) ACCOUNTS. Annexed hereto as Schedule A is a list identifying the chief executive office or principal place of business of each Grantor and all addresses at which each Grantor maintains books or records relating to its Accounts as of the date of this Agreement.

     (e) INVENTORY. Annexed hereto as Schedule A is a list identifying all addresses where each Grantor maintains its Inventory as of the date of this Agreement. No Grantor's Inventory is currently maintained or will be maintained with any bailee that issues negotiable warehouse receipts or other negotiable instruments therefore.

     (f) EQUIPMENT. Annexed hereto as Schedule A is a list identifying all the addresses where the Equipment of each Grantor is located.

     (g) TRADE NAMES. Except as set forth on Schedule A annexed hereto, each Grantor has not done during the five years prior to this Agreement, and does not currently do, business under fictitious business names or trade names. No Grantor has been known under any other name during such five year period. Each Grantor will only change its name or do business under any other fictitious business names or trade names during the term of this Agreement after giving not less than thirty (30) Business Days' prior written notice to the Secured Party.

     (h) ACQUIRED COLLATERAL. Except as set forth on Schedule A annexed hereto or, with respect to periods after the Closing Date, pursuant to a Permitted Acquisition, the Collateral has been acquired or originated by each Grantor in the ordinary course of such Grantor's business and was not acquired pursuant to any acquisition of all or a portion of the business of any Person whether by merger, acquisition of assets or otherwise.

     (i) THIRD PARTY LOCATIONS. Except as set forth on Schedule A annexed hereto, no Collateral is in the possession of, or under the control of, any Person other than a Grantor or the Secured Party.

     (j) COMMERCIAL TORT CLAIMS. Except to the extent identified under the definition of Collateral above, no Grantor holds any Commercial Tort Claim.

     (k) ENFORCEABILITY OF SECURITY INTERESTS. Upon the execution of this Agreement by each Grantor and the filing of financing statements properly describing the Collateral and identifying such Grantor and the Secured Party in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Secured Party under Section 1.01 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of such Grantor, other than Collateral which may not be perfected by filing under the Uniform Commercial Code, and subject to the Liens permitted pursuant to Section 7.01 of the Credit Agreement, in each case enforceable against all third parties and securing the payment of the Obligations.


                  III.     COVENANTS OF GRANTORS

     SECTION 3.01. RECORDS; LOCATION OF COLLATERAL. So long as a Grantor shall have any Obligation to the Secured Party: (a) such Grantor shall not change the jurisdiction of its incorporation or organization or move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule A annexed hereto; (b) a Grantor shall not establish any offices or other places of business at any other location; (c) a Grantor shall not move any of the Collateral to any location other than those locations existing on the date hereof and listed on Schedule A annexed hereto; or (d) a Grantor shall not change its corporate name in any respect, unless, in each case of clauses (a), (b) (c) and (d) above, (i) a Grantor shall have given the Secured Party thirty (30) Business Days' prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Party deems necessary, and (ii) a Grantor shall have delivered to the Secured Party such documentation, in form and substance satisfactory to the Secured Party and as required by the Secured Party, to preserve the Secured Party's security interest in the Collateral.

     SECTION 3.02. COMMERCIAL TORT CLAIMS. Each Grantor shall promptly notify the Secured Party upon obtaining any Commercial Tort Claim after the date hereof against any third party and, upon request of the Secured Party, shall promptly enter into an amendment to this Agreement and do such other acts or things as may be requested by the Secured Party to give the Secured Party a first priority perfected security interest in any such Commercial Tort Claim.

     SECTION 3.03. OTHER COLLATERAL. Upon request of the Secured Party from time to time, each Grantor agrees to provide to the Secured Party a list of Deposit Accounts, Investment Property, Letter-of-Credit Rights, Electronic Chattel Paper, Documents or Instruments held or maintained by such Grantor.

     SECTION 3.04. FURTHER ACTIONS.

     (a) PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If any Grantor shall at any time hold or acquire any Promissory Notes or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign or deliver the same to the Secured Party accompanied by instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

     (b) DEPOSIT ACCOUNTS. At the request of the Secured Party, following the occurrence and during the continuance of any Event of Default, each Grantor will cause each depository bank where such Grantor maintains a Deposit Account to execute an agreement pursuant to which the depository bank agrees to comply, without the further consent of such Grantor, at any time, with instructions from the Secured Party to such depository bank directing the disposition of funds from time to time credited to such deposit account or agree to the Secured Party becoming the customer of the depository bank with respect to such deposit accounts, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account.

     (c) INVESTMENT PROPERTY. If any Grantor shall at any time hold or acquire any Certificated Securities (other than shares of its own capital stock), such Grantor shall forthwith endorse, sign and deliver the same to the Secured Party accompanied by such instruments of transfer assignment duly executed in blank as Secured Party may from time to time specify. If any security is now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Secured Party thereof and at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party either (a) cause the issuer to agree to comply without further consent of such Grantor or such nominee, at any time with instructions from the Secured Party as to such Securities or (b) arrange for the Secured Party to become the registered owner of the securities. If any Securities, whether certificated or uncertificated or other Investment Property now or hereafter acquired by the Grantor are held by any Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, the Grantor shall immediately notify the Secured Party thereof and at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply, in each case, without further consent of such Grantor or such nominee, at any time with Entitlement Orders or other instructions from the Secured Party to such Securities Intermediary as to such Securities or other
Investment  Property,  or to apply  any  value  distributed  on  account  of any
Commodity   Contract  as  directed  by  the  Secured  Party  to  such  Commodity
Intermediary or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for this Secured Party to become the Entitlement Holder with respect to such Investment Property, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such Investment Property. The Secured Party shall not give any such Entitlement Order or instructions or directions to any such issuers, Securities Intermediary or Commodity Intermediary and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantor, unless an Event of Default has occurred and is continuing.

     (d) COLLATERAL IN THE POSSESSION OF THIRD PARTIES. If any Collateral is at any time in the possession of any person or entity other than a Grantor or the Secured Party or a third party transporting Collateral to or from a Grantor (a "Third Party"), the Grantor shall promptly notify the Secured Party thereof, and at the Secured Party's request and option, shall promptly obtain an acknowledgment from the Third Party, in form and substance satisfactory to the Secured Party that the Third Party holds such collateral for the benefit of the Secured Party and such Third Party's agreement to comply, without further consent of the Grantor, at any time with the instructions of the Secured Party as to such Collateral. The Secured Party agrees with the Grantor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing. Notwithstanding the foregoing, the Secured Party shall not, provided no Default or Event of Default shall have occurred and be continuing, require any Grantor to obtain such acknowledgment from any independent contractor of such Grantor having possession of inventory of such Grantor in the ordinary course of such Grantor's business unless such independent contractor has possession of inventory having a value (based on the higher of cost or market) in excess of $200,000 in which event the foregoing shall apply.

     (e) ELECTRONIC CHATTEL PAPER. If any Grantor at any time holds or acquired an interest in any Electronic Chattel Paper, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under Section 9-105 of the UCC of such Electronic Chattel Paper.

     (f) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time the beneficiary under a Letter of Credit, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Grantor shall, pursuant to an arrangement in form and substance satisfactory to the Secured Party, either (i) arrange for the Issuer and any confirmed or other nominated person of such Letter of Credit to consent to an assignment to the Secured Party the proceeds of the Letter of Credit or, (ii) if an Event of Default has occurred and is continuing, arrange for the Secured Party to become the transferee beneficiary of the Letter of Credit, with the Secured Party agreeing in each case that the proceeds of the Letter of Credit are to be applied to satisfaction of the Obligations in such order as the Secured Party may determine.

     (g) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim, such Grantor shall immediately notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and all proceeds thereof, all upon the terms of this Agreement with such writing to be in form and substance to the Secured Party.

     (h) LOCK BOX AGREEMENTS. Upon the request of the Secured Party and at the Secured Party's option, each Grantor, or such Grantors as the Secured Party may designate, shall direct the applicable Person to make all payments due such Grantor or Grantors from any Medicaid program directly to a lock box designated by the Secured Party and maintained by the Secured Party or another financial institution determined by the Secured Party or another the Secured Party in its sole discretion, pursuant to lock box agreements in form and substance satisfactory to the Secured Party. Such lock box agreements may require the transfer on a daily, weekly or other basis as the Secured Party may determine of all amounts therein to an account of such Grantor maintained with the Secured Party, which account, at the Secured Party's discretion, shall be pledged to the Secured Party to secure the Obligations and the proceeds therein may be applied to payment of the Obligations as the Secured Party may elect in its sole discretion.

     (i) GENERAL. Each Grantor further agrees, upon the request of the Secured Party and at the Secured Party's option, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including without limitation, executing and delivering and where appropriate filing financing statements and amendments relating thereto under the UCC to the extent, if any, that such Grantor's signature thereon is required therefor, causing the Secured Party's name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or the ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) comply with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce the Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other persons obligated on Collateral and (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party. Each Grantor further authorizes the Secured Party to file initial financing statements describing the Collateral, and any amendments thereto.

     SECTION 3.05. INSURANCE AND ASSESSMENTS. In the event any Grantor shall fail to purchase or maintain insurance, or pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder or under the Credit Agreement, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event such Grantor shall fail to perform or comply in any material respect with any other covenant, promise or obligation to the Secured Party hereunder, or under the Credit Agreement or any other Loan Document, the Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of such Grantor, and all money so paid by the Secured Party, including reasonable attorney's fees, shall be deemed to be Obligations.

     SECTION 3.06. INSPECTION. Upon reasonable notice to a Grantor, the Secured Party may, during such Grantor's normal business hours, examine and inspect any Collateral and may examine, inspect and copy all books and records with respect thereto or relevant to the Obligations.

     SECTION 3.07. PERSONAL PROPERTY. The Collateral shall remain personal property at all times. No Grantor shall affix any of the Collateral to real property in any manner which would change its nature from that of personal property to real property or to a fixture.

     SECTION 3.08. MAINTENANCE OF CORPORATE EXISTENCE. Each Grantor shall preserve and maintain its corporate existence and shall not merge with or into or consolidate with any other entity except as otherwise permitted pursuant to the Credit Agreement.

     SECTION 3.09. INDEMNIFICATION. Each Grantor agrees to indemnify the Secured Party and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against the Secured Party in connection with or arising out of any assertion, declaration or defense of the Secured Party's rights or security interest under the provisions of this Agreement or any other Loan Document, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Secured Party's liens and security interests hereunder or under any other Loan Document except Losses which may be incurred by or asserted against the Secured Party as a result of the Secured Party's gross negligence or wilful misconduct.


                  IV.      POWER OF ATTORNEY; NOTICES

     SECTION 4.01. POWER OF ATTORNEY. Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby give said attorneys the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to (a) endorse the names of such Grantor on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Secured Party or any affiliate of the Secured Party, to sign the Grantor's name on invoices or bills-of-lading, drafts against customers, notices of assignment, verifications and schedules, (b) sell, transfer, pledge, make any arrangement with respect to or otherwise dispose of or deal with any of the Collateral consistent with the UCC and (c) do acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein. The powers granted herein, being coupled with an interest, are irrevocable until all of the Obligations are indefeasibly paid in full and this Agreement is terminated. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Neither the Secured Party nor any attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law provided the same is not the result of gross negligence or willful misconduct.

     SECTION 4.02. NOTICES. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may notify account debtors and other persons obligated on any of the Collateral that the Collateral have been assigned to the Secured Party or of its security interest therein and to direct such account debtors and other persons obligated on any of the Collateral to make payment of all amounts due or to become due to a Grantor directly to the Secured Party and upon such notification and at such Grantor's expense to enforce collection of any such Collateral, and to adjust, compromise or settle for cash, credit or otherwise upon any terms the amount of payment thereof. The Secured Party may, at any time following the occurrence and during the continuance of an Event of Default, notify the Postal Service authorities to change the address of delivery of mail to an address designated by the Secured Party. After making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by it as trustee for the Lender without commingling the same with such Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of such Collateral received by the Secured Party to the Obligations, in such order as the Secured Party, in its sole discretion, shall determine, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.


                  V.  REMEDIES OF SECURED PARTY

     SECTION 5.01. ENFORCEMENT. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have, in addition to all of its other rights under this Agreement and the other Loan Documents by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the UCC and shall have the right, to the extent permitted by law, without charge, to enter any Grantor's premises, and until it completes the enforcement of its rights in the Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises without charge, rent or payment therefor (through self help without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of completing any work in progress, preparing any Collateral for disposition, and disposition of or collecting any Collateral. Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, the Secured Party may, without demand, advertising or notice, all of which such Grantor hereby waives (except as the same may be required by law), sell, lease, license or otherwise dispose of and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as the Secured Party, in its sole discretion, deems advisable. At any such sale the Collateral or any portion thereof may be sold in one lot as an entirety or in separate parcels as the Secured Party in its sole discretion deems advisable. Each Grantor agrees that if notice of sale shall be required by law such requirement shall be met if such notice is mailed, postage prepaid, to such Grantor at its address set forth above or such other address as it may have, in writing, provided to the Secured Party, at least ten (10) days before the time of such sale or disposition. The Secured Party may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned, without being required to give a new notice of sale. Notice of any public sale shall be sufficient if it describes the security of the Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by the other security interests or mortgages and the prior liens thereof. The Secured Party may be the purchaser at any such sale if it is public, free from any right of redemption, which such Grantor also waives to the extent permitted by law, and payment may be made, in whole or in part, in respect of such purchase price by the application of the Obligations by the Secured Party. Each Grantor with respect to its property constituting such Collateral, shall be obligated for, and the proceeds of sale shall be applied first to, the costs of taking, assembling, finishing, collecting, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers and accountants employed by the Secured Party. Proceeds shall then be applied to the payment, in whatever order the Secured Party may elect, of all of the Obligations. The Secured Party shall return any excess to such Grantor or to whomever may be fully entitled to receive the same or as a court of competent jurisdiction may direct. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to pay in full the Obligations, such Grantor shall remain liable for any deficiency.

     SECTION 5.02. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business each Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Secured Party against risk of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this
Section 5.02 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the UCC or the Uniform Commercial Code is in effect in any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this
Section 5.02. Without  limitation upon the foregoing,  nothing contained in this
Section 5.02 shall be construed to grant any rights to each Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.02.

     SECTION 5.03. WAIVER. Each Grantor waives any right, to the extent applicable law permits, to receive prior notice of, or a judicial or other hearing with respect to, any action or prejudgment remedy or proceeding by the Secured Party to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where such Collateral may be located) where such action is permitted under the terms of this Agreement or any other Loan Document, or by applicable law, or of the time, place or terms of sale in connection with the exercise of the Secured Party's rights hereunder and such Grantor also waives, to the extent permitted by law, any bond, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Secured Party of property subject to the Secured Party's Lien. Each Grantor further waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Party's rights under this Agreement and any other Loan Document including the taking of possession of any Collateral all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by the Secured Party's gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and any other Loan Documents have been negotiated by the parties and each Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

     SECTION 5.04. OTHER RIGHTS. Each Grantor agrees that the Secured Party shall not have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshall any Collateral of any kind for the benefit of any other creditors of such Grantor or any other Person. The Secured Party is hereby granted, to the extent that such Grantor is permitted to grant a license or right of use, a license or other right to use, without charge, labels, patents, copyrights, rights of use, of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature of such Grantor as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and such Grantor's rights under all licenses and any franchise, sales or distribution agreements shall inure to the Secured Party's benefit.

     SECTION 5.05. EXPENSES. Each Grantor agrees that it shall pay on demand therefor all costs and expenses incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing the Secured Party's rights and security interests in the Collateral hereunder or under the Credit Agreement or any other Loan Document or other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings, and the Secured Party's reasonable attorneys' fees (regardless of whether any litigation is commenced, whether a default is declared hereunder, and regardless of tribunal or jurisdiction).

                  VI.  GENERAL PROVISIONS

     SECTION 6.01. TERMINATION. This Agreement shall remain in full force and effect until all the Obligations shall have been indefeasibly fully paid and satisfied and the Credit Agreement shall have expired or been terminated.

     SECTION 6.02. REMEDIES CUMULATIVE. The Secured Party's rights and remedies under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Credit Agreement, any other Loan Document or any other agreement or instrument, by operation of law or otherwise and may be exercised alternatively, successively or concurrently as the Secured Party may deem expedient.

     SECTION 6.03. BINDING EFFECT. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns. No Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party and any attempted assignment shall be null and void.

     SECTION 6.04. NOTICES. Wherever this Agreement provides for notice to either party (except as expressly provided to the contrary), it shall be in writing and given in the manner specified in Section 9.01 of the Credit Agreement. Such notices to each Grantor shall be delivered to the address for notices set forth on Schedule A annexed hereto.

     SECTION 6.05. WAIVER. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by an officer of the Secured Party and only to the extent therein set forth.

     SECTION 6.06. MODIFICATIONS AND AMENDMENTS. This Agreement, the Credit Agreement and the other agreements to which they refer constitute the complete agreement between the parties with respect to the subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged.

     SECTION 6.07. SEVERAL AGREEMENTS. This Agreement shall constitute the several obligations and agreements of each Grantor and may be amended, restated, supplemented or otherwise modified from time to time, with respect to any Grantor without the consent or approval of any other Grantor, and no such amendment, restatement, supplement or modification shall be deemed to amend, restate, supplement or modify the obligations of any other Grantor hereunder.

     SECTION   6.08.   SURVIVAL   OF   REPRESENTATIONS   AND   WARRANTIES.   The
representations and warranties of each Grantor made or deemed made herein shall survive the execution and delivery of this Agreement.

     SECTION 6.09. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 6.10. APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS WHICH WOULD APPLY THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS
BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES (I) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (II) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY NEXT BUSINESS DAY VIA FEDEX OR OTHER COURIER OF NATIONAL REPUTATION TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH GRANTOR AND THE SECURED PARTY EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR

RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 6.11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement.

     SECTION 6.12. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.


                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.


                                           GRANTORS:

                                           AMERICAN MEDICAL ALERT CORP.


                                           By:
                                              ----------------------------------
                                           Name:    Jack Rhian
                                           Title:   Vice President


                                           HCI ACQUISITION CORP.


                                           By:
                                              ----------------------------------
                                           Name:    Jack Rhian
                                           Title:   Vice President


                                           SAFE COM INC.


                                           By:
                                              ----------------------------------
                                           Name:    Jack Rhian
                                           Title:   Vice President


                                           LENDER:

                                           THE BANK OF NEW YORK


                                           By:
                                              ----------------------------------
                                           Name:    Edward Nallan
                                           Title: Assistant Vice President

                                                                      SCHEDULE A
                                                           TO SECURITY AGREEMENT

(a)      Name of Grantor:

(b)      State of Incorporation:

(c)      Organizational Number:

(d) Patents, trademarks, trade names, copyright and applications for the foregoing: See Annex I to this Schedule A.

(e)      Chief Executive Office or Principal Place of Business:

(f) Other offices at which books or records with respect to Accounts are maintained:

(g)      Inventory Locations:

(h)      Equipment Locations:

(i)      Trade Names:

(j)      Non-Ordinary Course Collateral Acquisitions:

(k)      Collateral in the possession or control of third parties:

(l)      Commercial Tort Claims:

(m)      Address for Notices:

         ---------------------

         ---------------------
         Attention:
         Telecopy:

                                                                         ANNEX I
                                                                TO SCHEDULE A TO
                                                              SECURITY AGREEMENT



PATENTS:*
--------


TRADEMARKS:*
-----------


COPYRIGHTS:*
-----------

















------------------------------------------------------------------
*        Identify applications for same.

                                                                       EXHIBIT D



                               CORPORATE GUARANTY

     THIS GUARANTY is entered into as of the 20th day of May, 2002, by EACH OF THE UNDERSIGNED (each, a "Guarantor" and collectively, the "Guarantors") in favor of and for THE BANK OF NEW YORK, a New York banking corporation, (the "Lender").

                                    RECITALS

     A. Pursuant to a Credit Agreement dated the date hereof, by and among American Medical Alert Corp. (the "Company") and the Lender (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), the Company will receive loans and other financial accommodations from the Lender and will incur Obligations.

     B. The Guarantor, being members of a group of entities affiliated with the Company and being engaged in related businesses, will receive direct and indirect benefits from such loans and financial accommodations.

     C. Each Guarantor wishes to grant the Lender security and assurance in order to secure the payment and performance by the Company of all of its present and future Obligations, and, to that effect, to guaranty the Obligations as set forth herein.

     Accordingly, each Guarantor hereby agrees as follows:

     1.   Guaranty.
          ---------

          (a) Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees to the Lender the full and punctual payment by the Company, when due, whether at the stated due date, by acceleration or otherwise, of all Obligations of the Company, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to the Lender (collectively, the "Guaranteed Obligations"). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same have been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Company or upon any other event or contingency, and shall be binding upon and enforceable against each Guarantor without regard to the validity or enforceability of the Credit Agreement, the Notes or any other Loan Document or of any term of any thereof. If for any reason the Company shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), each Guarantor will forthwith pay the same, in cash, immediately upon demand.

          (b) In the event the Credit Agreement, any Note or any other Loan Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Company or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, each Guarantor's obligations hereunder shall continue to the same extent as if the Credit Agreement, such Note or such other Loan Document had not been so rejected.

          (c) Each Guarantor shall pay all costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements) and damages incurred in connection with the enforcement of the Guaranteed Obligations of the Company under the Credit Agreement or the Note or any other Loan Document to the extent that such costs, expenses and damages are not paid by the Company pursuant to the respective documents.

          (d) Each Guarantor further agrees that if any payment made by the Company or any Guarantor to the Lender on any Guaranteed Obligation is rescinded, recovered from or repaid by the Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Company or any Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation.

          (e) If any Event of Default shall have occurred and be continuing, the Lender, and any Affiliate of the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender, or any Affiliate of the Lender to or for the credit or the account of any Guarantor against any of and all the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand hereunder and although such obligations may be unmatured. The rights under this paragraph 1(e) are in addition to other rights and remedies (including other rights of set off) which the Lender may have.

     2.   Guaranty Continuing, Absolute, Unlimited.
          ----------------------------------------

     The obligations of the Guarantors hereunder shall be continuing, absolute, irrevocable, unlimited and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense (other than the payment in full in cash but subject to Section 1(d)) based upon any claim any Guarantor may have against the Lender or the Company or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense including, but not limited to, (a) any express or implied amendment, modification or supplement to the Credit Agreement, any Note, or any other Loan Document or any other agreement referred to in any thereof, or any other instrument applicable to the Company or to the Loans, or any part thereof;
(b) any failure on the part of the Company to perform or comply with the Credit Agreement, any Note or any other Loan Document or any failure of any other person to perform or comply with any term of the Credit Agreement, any Note, or any other Loan Document or any other agreement as aforesaid; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of the Credit Agreement, any Note, or any other Loan Document or any other agreement as aforesaid, whether or not the Lender, the Company or any Guarantor has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Company, or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security; (f) any limitation on the liability or obligations of the Company under the Credit Agreement, any Note or any other Loan Document or any termination, cancellation, frustration, invalidity or unenforceability, in whole or in part, of the Credit Agreement, any Note, this Guaranty or any other Loan Document or any term of any thereof;
(g) any lien, charge or encumbrance on or affecting any Guarantor's or any of the Company's respective assets and properties; (h) any act, omission or breach on the part of the Lender under the Credit Agreement, any Note or any other Loan Document or any other agreement at any time existing between the Lender and the Company or any law, governmental regulation or other agreement applicable to the Lender or any Loan; (i) any claim as a result of any other dealings among the Lender, any Guarantor or the Company; (j) the assignment of this Guaranty, the Credit Agreement, any Note or any other Loan Document by the Lender to any other Person; or (k) any change in the name of the Lender, the Company or any other Person referred to herein.

     3.   Waiver.
          -------

     Each Guarantor unconditionally waives, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against any Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under the Credit Agreement, any Note or any other Loan Documents; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Credit Agreement, any Note or any other Loan Documents, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral thereof; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Company under the Credit Agreement, any Note or any other Loan Documents; (f) the occurrence of every other condition precedent to which any Guarantor or the Company may otherwise be entitled; (g) the right to require the Lender to proceed against the Company or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Company or any other person, or to pursue any other remedy in the Lender's power whatsoever, and (h) the right to have the property of the Company first applied to the discharge of the Guaranteed Obligations.

     The Lender may, at its election, exercise any right or remedy they may have against the Company without affecting or impairing in any way the liability of any Guarantor hereunder and each Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of such Guarantor against the Company, whether resulting from such election by the Lender or otherwise. Each Guarantor waives any defense arising by reason of any disability or other defense of the Company (other than the payment in full in cash but subject to section 1(d)) or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Company to the Lender for the Guaranteed Obligations.

     Each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that neither the Lender shall have any duty to advise any Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. Each Guarantor acknowledges that neither the Lender have made any representations to any Guarantor concerning the financial condition of the Company.

     4.   Representations and Covenants of each Guarantor.
          -----------------------------------------------

          (a) The representations and warranties contained in Article IV of the Credit Agreement, to the extent they relate to a Guarantor, are true and correct
as  of  the  date   hereof  and
the Lender are entitled to rely on such representations and warranties to the same extent as though the same were set forth in full herein.

          (b) Each Guarantor hereby agrees to perform the covenants contained in
Article VI and Article VII of the Credit Agreement, to the extent they relate to a Guarantor, and the Lender are entitled to rely on such agreement to perform such covenants to the same extent as though the same were set forth in full herein.

     5.   Payments.
          ---------

     Each payment by the Guarantors to the Lender under this Guaranty shall be made in the time, place and manner provided for payments in the Credit Agreement without set-off or counterclaim to the account at which such payment is required to be paid by the Company under the Credit Agreement.

     6.   Parties.
          --------

     This Guaranty shall inure to the benefit of the Lender and its respective successors, assigns or transferees, and shall be binding upon the Guarantors and their respective successors and assigns. No Guarantor may delegate any of its duties under this Guaranty without the prior written consent of the Lender.

     7.   Notices.
          --------

     Any notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy) and, unless otherwise expressly provided herein, shall be conclusively deemed to have been received by a party hereto and to be effective on the Business Day on which delivered by hand to such party at the address set forth below, or, in the case of telecopy notice, on the same day if received before the close of business on any Business Day and on the next Business Day if received after the close of business on any Business Day, or if sent by registered or certified mail, on the fourth Business Day after the day on which mailed in the United States, addressed to such party at said address:

          (a)  if to Lender,

               The Bank of New York
               1401 Franklin Avenue
               Garden City, New York 11530
               Attention:       Account Manager
                                American Medical Alert Corp.
               Telecopy:        (516) 294-2055

          (b)  if to a Guarantor, at
               c/o American Medical Alert Corporation
               3265 Lawson Boulevard
               Oceanside, New York 11572
               Attention: Mr. Howard Siegel
               Telecopy: (516) 536-5276

          (c) as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 7.

     8.   Remedies.
          ---------

     Each Guarantor stipulates that the remedies at law in respect of any default or threatened default by a Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

     9.   Rights to Deal with the Company.
          -------------------------------

     At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of any Guarantor hereunder, the Lender may deal with the Company in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Company, without notice or demand and without affecting any Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under the Credit Agreement, any Note or any other Loan Documents, or to waive any obligation of the Company to perform, any act or acts as the Lender may deem advisable.

     10.  Subrogation.
          -----------

     (a) Upon any payment made or action taken by a Guarantor pursuant to this Guaranty, such Guarantor shall, subject to the provisions of Sections 10(b) and
(c) hereof, be fully subrogated to all of the rights of the Lender against the Company arising out of the action or inaction of the Company for which such payment was made or action taken by such Guarantor.

     (b) Any claims of any Guarantor against the Company arising from payments made or actions taken by a Guarantor pursuant to the provisions of this Guaranty shall be in all respects subordinate to the full and complete or final and indefeasible payment or performance and discharge, as the case may be, of all amounts, obligations and liabilities, the payments or performance and discharge of which are guaranteed by this Guaranty, and no payment hereunder by any Guarantor shall give rise to any claim of such Guarantor against the Lender.

     (c) Notwithstanding anything to the contrary contained in this Section 10, no Guarantor shall be entitled to exercise or enforce its subrogation rights against the Company until all of the Obligations of the Company have been paid finally and indefeasibly in full, and the exercise and enforcement of that subrogation shall be suspended upon the occurrence of the events described in
Section 1(d) until the Lender are indefeasibly paid in full.

     11.  Survival of Representations, Warranties, etc.
          ---------------------------------------------

     All representations, warranties, covenants and agreements made herein, including representations and warranties deemed made herein, shall survive any investigation or inspection made by or on behalf of the Lender and shall continue in full force and effect until all of the obligations of the Guarantors under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of the Guaranteed Obligations.

     12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAW WHICH WOULD APPLY THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AGREES (I) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH FEDERAL OR STATE COURT BY ANY FEDERAL OR STATE COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (II) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY NEXT BUSINESS DAY VIA FEDEX OR OTHER COURIER OF NATIONAL REPUTATION TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED

BY THE LAWS OF NEW YORK. THE GUARANTY AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     13.  Miscellaneous.
          -------------

     (a) All capitalized terms used herein and not defined herein shall have the meanings specified in the Credit Agreement.

     (b) Each Guarantor acknowledges that its obligations hereunder will not be released or affected by the failure of any other guarantor to execute a guaranty nor by whether or not enforcement of any right or remedy has been sought against any other guarantor.

     (c) If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

     (d) Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by each Guarantor and the Lender.

     (e) The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     (f) No delay or omission by the Lender in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

     (g) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the day and year first above written.


                                          AMERICAN MEDICAL ALERT CORP.


                                          By: _____________________________
                                          Name:    Jack Rhian
                                          Title:   Vice President

                                          HCI ACQUISITION CORP.


                                          By: _____________________________
                                          Name:    Jack Rhian
                                          Title:   Vice President

                                          SAFE COM INC.


                                          By: _____________________________
                                          Name:    Jack Rhian
                                          Title:   Vice President

                                                                       EXHIBIT E



                AMERICAN MEDICAL ALERT CORP. AND ITS SUBSIDIARIES
                       Form of Borrowing Base Certificate
                     For the Month Ended __________________

A.   Available Eligible Accounts Receivable (from Schedule 1)          $________

B.   Lesser of:
              Available Eligible Accounts Receivable (line A)          $________
              Revolving Credit Commitment                $1,500,000    $________

C.   Aggregate Revolving Credit Loans Outstanding                      $________

D.   Availability (overadvance) (Line B minus line C)                  $________

OFFICER'S CERTIFICATION:

The undersigned hereby represents and warrants to the Lender that all information set forth herein, including, without limitation, the information regarding the status of the Credit Parties' accounts receivable are true, complete and accurate. The undersigned further acknowledges that the Lenders will rely on the information contained herein in making Revolving Credit Loans to the Company. The undersigned certifies that (i) no Default or Event of Default has occurred and is continuing, and (ii) the Credit Parties' have performed all agreements and satisfied all conditions under the Credit Agreement required to be performed by them on or prior to the date hereof. Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement dated as of May 20, 2002 by and between American Medical Alert Corp. and The Bank of New York, as the same may be amended, restated or otherwise modified from time to time.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of ________________, 20__.


                                       AMERICAN MEDICAL ALERT CORPORATION


                                       By: ___________________________________
                                       Name:
                                       Title: Chief Financial Officer

                                                                      SCHEDULE 1
                                                               TO BORROWING BASE
                                                                     CERTIFICATE

                AMERICAN MEDICAL ALERT CORP. AND ITS SUBSIDIARIES
                       Form of Borrowing Base Certificate
                     For the Month Ended __________________


TOTAL


    1.  Gross accounts receivable per end of
        month aging                                      __________________

    2.   Less  ineligibles  to the extent not
         included in 1 above:
          90 days past invoice date (non Medicaid)       __________________
          120 days past invoice date (Medicaid)          __________________
          Cross aging  @50% (non  Medicaid)              __________________
          Foreign  customers
          Due from  bankrupt or insolvent customers      __________________
          Disputes/chargebacks, set-offs, claims         __________________
          Intercompany                                   __________________
          Unapplied cash                                 __________________
          Non-trade A/R                                  __________________
          Unbilled  receivables                          __________________
          Other (per terms of Credit Agreement)          __________________

          Total Ineligibles

    3.  Eligible A/R (line 1 minus line 2)               __________________

    4.  Advance Rate                                     __________________

    5.  Available Eligible A/R (line 3 times line 4)     ___X80%____

                                                                       EXHIBIT F



                     [LETTERHEAD OF COUNSEL TO THE COMPANY]




                                  May 20, 2002




The Bank of New York
1401 Franklin Avenue
Garden City, New York 11530

Ladies and Gentlemen:

     We have acted as counsel to American Medical Alert Corp., a New York corporation (the "Company"), HCI Acquisition Corp., a New York corporation and Safe Com Inc. a New York corporation (each a "Guarantor" and collectively, the "Guarantors") and in connection with the Credit Agreement (the "Agreement") dated the date hereof between the Company and The Bank of New York, pursuant to which the Lender has agreed to extend credit to the Company in an aggregate principal amount not to exceed $3,000,000. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     In acting as such counsel, we have examined:

     (a) a counterpart of the Agreement executed by the Company; and

     E. the Revolving Credit Note and the Term Loan Note, each executed by the Company in favor of the Lender;

     (c) a counterpart of the Security Documents executed by the Company and the Guarantors; and

     (d) a counterpart of the Guaranties executed by the Guarantors.

The documents referred to in items (a) through (d) above are hereinafter referred to collectively as the "Loan Documents".

     We have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. We have also examined originals, or copies certified to our satisfaction, of such corporate records, certificates of public officials, certificates of officers of the Company and the Guarantors and such other instruments and documents as we have deemed necessary as a basis for the opinions hereinafter set forth. As to questions of fact, we have, to the extent that such facts were not independently established by us, relied upon such certificates.

     Based upon the foregoing and subject to the qualifications set forth herein, we are of the opinion that,

     1. The Company and each Guarantor is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and in good standing in each jurisdiction wherein the conduct of its business or any ownership of its properties requires it to be qualified to do business except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

     2. The Company and each Guarantor has the corporate power or limited liability company power, as applicable, and authority to own its assets and to transact the business in which it is now engaged and to execute, deliver and perform the Loan Documents, each of which has been duly authorized by all necessary and proper corporate or limited liability company action.

     3. The Loan Documents to which the Company and the Guarantors are a party, constitute the legal, valid and binding obligation of the Company and each Guarantor (to the extent they are a party thereto) enforceable against the Company and each Guarantor, as the case may be, in accordance with their respective terms subject as to enforcement by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally, and by equitable principles of general application.

     4. Neither the execution and delivery by the Company and any Guarantor of the Loan Documents nor the performance by the Company or any Guarantor of its respective obligations under the Loan Documents, will (a) violate any law, rule or regulation or, to our knowledge, any order or decree of any court or governmental instrumentality binding upon the Company or any Guarantor, (b) contravene the Certificate of Incorporation or By-Laws of the Company or the Certificate of Incorporation or By-Laws or Articles of Organization or Operating Agreement of any Guarantor, as the case may be, or result in a breach of or constitute a default (with due notice or lapse of time or both) under any agreements to which the Company or any Guarantor is bound of which we are aware, or, to our knowledge, result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of the Company or the Guarantors other than the liens granted pursuant to the Loan Documents, or (c) require the consent, license, approval or authorization of any governmental or public body or authority.

     5. Neither the Company nor any Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

     6. No consent or authorization of, filing with or other act by or in respect of any governmental authority is required to be obtained by the Company or any Guarantor for the valid execution, delivery and performance of the Loan Documents to which they are a party.

     7. Assuming the proceeds of the Loans are used for the purposes set forth in Section 3.02 of the Agreement, the making of the loans contemplated therein and the application of the proceeds thereof will not violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     8. To the best of our knowledge there are no actions, suits or proceedings against the Company or any Guarantor, pending or threatened against the Company or any Guarantor, before any court, governmental agency or arbitrator which challenges the validity or enforceability of any Loan Document or which, if adversely determined, would impair the ability of the Company or any Guarantor to perform their respective obligations under the Loan Documents.

     9. Each Security Agreement grants to the Lender a valid security interest (the "Security Interest") in the Collateral (as defined in the Security Agreement) that is owned by the party thereto and purported to be covered thereby to the extent that the Uniform Commercial Code is applicable thereto, in favor of the Lender, as security for, with respect to the Company, the Obligations and with respect to each Guarantor, the Guaranty Obligations (as defined in the Security Agreements). Upon the proper filing of an original counterpart of the appropriate Financing Statement in the appropriate as required under the Uniform Commercial Code, the Security Interest will constitute a perfected security interest in the Collateral that is owned by the Company and the Guarantors.

                                                     Very truly yours,